                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31,

Date of reporting period:  NOVEMBER 30, 2009

ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED NOVEMBER 30, 2009
[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA BALANCED STRATEGY FUND]

 =========================================

      SEMIANNUAL REPORT
      USAA BALANCED STRATEGY FUND
      NOVEMBER 30, 2009

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

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FUND OBJECTIVE

HIGH TOTAL RETURN, WITH REDUCED RISK OVER TIME, THROUGH AN ASSET ALLOCATION
STRATEGY THAT SEEKS A COMBINATION OF LONG-TERM GROWTH OF CAPITAL AND CURRENT
INCOME.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other. The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time, including an equity hedging strategy and a global tactical asset allocation overlay strategy.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            8

FINANCIAL INFORMATION

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         39

    Financial Statements                                                      44

    Notes to Financial Statements                                             47

EXPENSE EXAMPLE                                                               66

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE
RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY
USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN
PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS
ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"IN MY OPINION, THOSE WHO WERE DIVERSIFIED
WEATHERED THE STORM BETTER THAN THOSE              [PHOTO OF DANIEL S. McNAMARA]
WHO WERE AGGRESSIVELY POSITIONED."

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DECEMBER 2009

As we head into 2010, I wish you a healthy and prosperous new year. I am honored to be the new president of the USAA Investment Management Company, an organization with a rich history of service and accomplishment.

At the time of this writing, the financial markets appear to be back on track --
an excellent time, in my opinion, to take stock of the past year. At the beginning of 2009, stocks seemed priced for extinction. In the fixed income market, credit spreads (or, the difference in bond yields) had widened to record levels as investors fled to the safety of U.S. Treasury securities. The U.S.
economy was in a deep recession. Home prices continued to fall and unemployment steadily increased, leading to a sharp decline in consumer spending.

In March 2009, however, world stock prices reversed course. For example, the S&P
500 Index rose 64% between the market bottom on March 6, 2009, and November 30,
2009. The fixed income market experienced record price appreciation, and the prices of oil and other commodities such as gold and precious metals increased.
The dollar weakened, making U.S. goods and services less expensive to buyers around the world. Meanwhile, the federal government's fiscal stimulus spending, including its "cash for clunkers" program, seemed to help stabilize the economy.
In the third quarter, the U.S. gross domestic product grew at 2.2%.

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2  | USAA BALANCED STRATEGY FUND
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I believe the worst of the crisis appears to be over. Nevertheless, risk remains. And no one knows exactly what will happen next. This makes it an opportune time for all of us to take stock of our investment portfolios.
Looking back at the market decline, many investors were not appropriately positioned relative to their risk tolerance. In my opinion, those who were diversified weathered the storm better than those who were aggressively positioned.

With this in mind, I have undertaken a review of my own investment portfolio.
Like a medical exam helps me to take care of my physical health, a portfolio checkup helps me to monitor my financial health. The process gives me the opportunity to reflect on my goals, re-evaluate my risk tolerance, consider changes in my investment strategy, and reposition my portfolio accordingly. I urge you to do the same. Our trained service representatives are standing ready to assist you -- free of charge.

At USAA Investment Management Company, we stand ready to help you with your investment needs. We continue to offer what we consider an excellent value --
some of the industry's top investment talent, first-class service, and no-load mutual funds. On behalf of all us, thank you for your business and the trust you have placed in us.

Sincerely,

/s/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Diversification does not guarantee a profit or prevent a loss. o Mutual fund operating expenses apply and continue throughout the life of the Fund. o Past performance is no guarantee of future results.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company*       Deutsche Investment Management
                                          Americas Inc.
    ARNOLD J. ESPE, CFA
    Bonds and Money Market Instruments        JAMES B. FRANCIS, CFA
                                              Stocks
    JOHN P. TOOHEY, CFA
    WASIF A. LATIF                        Credit Suisse Securities (USA), LLC***
    Stocks                                Volaris Volatility Management Group

Deutsche Investment Management                YIRONG LI, CFA
Americas Inc.**                               DEFINA MALUKI, CFA
                                              Index Options
    ROBERT WANG

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o  HOW DID THE USAA BALANCED STRATEGY FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   For the six-month period ended November 30, 2009, the Fund had a total return of 22.29%. This compares to a total return of 15.42% for the Lipper
   Balanced Funds Index, 20.17% for the Russell 3000 Index, and 6.21% for the
   Barclays Capital U.S. Aggregate Bond Index.

   Deutsche Investment Management Americas Inc. (DIMA) manages the U.S. stock portion of the Fund, using a quantitative approach to active stock selection. At times the asset allocation decisions of

   Refer to page 10 for benchmark definitions.

   Past performance is no guarantee of future results.

   *Effective July 17, 2009, Ron Sweet no longer is a co-manager of the Fund.

   **Effective August 1, 2009, Julie Abbett no longer is a co-manager of the
   Fund.

   ***Effective June 30, 2009, Laura B. Friedman no longer is a co-manager of the Fund.

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4  | USAA BALANCED STRATEGY FUND

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    USAA Investment Management Company (IMCO) resulted in cash flows into and out of the U.S. stocks portfolio; DIMA invested in these cash flows consistent with its quantitative approach. Credit Suisse Securities (USA)
    LLC's Volaris Volatility Management Group (Volaris Group) manages a strategy that involves selling index call or corresponding exchange-traded fund (ETF)
    options and purchasing index put or corresponding ETF options or put spread options against a highly correlated stock portfolio in an attempt to reduce the Fund's volatility. This strategy is also referred to as an "equity hedging strategy."

o   WHAT LED TO THE FUND'S STRONG PERFORMANCE DURING THE REPORTING PERIOD?

    Most instrumental was the outstanding absolute and relative performance of the U.S. bond portion of the Fund. DIMA implemented our U.S. stock market allocation using a diversified, quantitative approach to stock selection.
    DIMA's stock selection had a mildly negative impact on performance. We also continued to use the Volaris Group's equity hedging strategy, putting S&P
    500(R) and Russell 2000 Index collars on a portion of the Fund. These collars effectively limit the Fund's downside (and upside) potential and give us the flexibility to quickly change the Fund's risk profile. In the rapidly rising stock markets of the reporting period, use of these collars had a negative impact on performance. However, in light of the strong rally since March 2009, and arguably extended valuations, the collars remained in place. The Fund continued to have roughly 8% of assets invested in international developed markets within the Morgan Stanley Capital
    International-Europe, Australasia and Far East Index (the MSCI-EAFE
    Index(R)) through an exchange-traded fund for diversification purposes. This holding had a mildly negative impact on performance because these markets slightly underperformed the U.S. market.

    Index collars are generally employed to protect unrealized profits from the portfolio being protected, and the index option class chosen will generally have an underlying index that most closely tracks the performance of the portfolio. While losses may be limited so are potential gains.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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o   PLEASE DISCUSS THE PERFORMANCE OF THE FUND'S U.S. BOND PORTION.

    The U.S. bond portion had a total return of 31.85%, compared to 9.88% for the Lipper Intermediate Investment Grade Debt Funds Average. This superb performance, both absolute and relative, reflected a continuation of trends that started to take hold in March 2009, when bonds with any credit risk at all were trading at what we believed to be extremely oversold levels. We maintained and added to our positions back then when there was virtually no confidence in the credit markets, and subsequently have benefited as the markets rapidly normalized and many investors re-embraced risk.

    As the rally has continued, we have taken some profits by trimming oversized positions, selling bonds that approached our estimate of fair value. We have done well with investment-grade corporate bonds, commercial mortgage-backed securities, asset-backed securities and subordinated financial debt, and are still finding some value in these areas. We have reduced our position in real estate investment trusts given their strong run-up, and are diversifying by seeking out new issuers.

o   ARE YOU CONCERNED ABOUT INFLATION IN THE U.S. BOND PORTION?

    We are concerned about inflation longer term because of the huge amount of
    U.S. government spending and monetary stimulus. However, the immediate problem the Federal Reserve Board is fighting is the potential for deflation. We are beginning to position the U.S. bond portion for a potentially inflationary future and higher interest rates. We have a significantly shorter average duration (a measure of interest rate sensitivity) than our Lipper peer group, and hold a minimal position in U.S.
    Treasury securities. This is in line with our view that longer-term U.S.
    Treasuries and agency mortgage-backed securities offer unattractive yields and are highly vulnerable to rising interest rates.

    As interest rates rise, existing bond prices fall.

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6  | USAA BALANCED STRATEGY FUND

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o   WHAT'S USAA'S OUTLOOK?

    Our views about the nature of the U.S. economic recovery have remained remarkably stable over the past six months. We think it will be muted, with trend economic growth more volatile and significantly lower than we've enjoyed in recent decades. Access to credit will remain tight;
    securitization markets have yet to fully heal and banks' lending standards remain stringent, though they have loosened recently for some types of loans. Consumers and businesses will continue to focus on rebuilding their balance sheets, choosing saving over borrowing and spending. Unemployment will be structurally higher. Taxes will likely increase.

    We don't believe that U.S. consumer spending will be strong enough to create a robust recovery. However, the growth of overseas markets for American products, along with even a small increase in U.S. business spending and inventory restocking, should keep the economy growing, albeit at a slow pace.

    At current valuation levels, we believe the S&P 500 Index is discounting a strong cyclical recovery in the economy and corporate profits. We are slightly underweight stocks relative to bonds, having reduced stock exposure multiple times in 2009. Our bias will be to further reduce stock exposure should the weight of the evidence make it appear that stocks will not meet, in our opinion, aggressive consensus revenue and earnings expectations for
    2010.

    We believe the Fund is a strong single-fund solution for investors who want actively managed access to the full range of U.S. stock and bond markets with the added benefit of some international developed market exposure. We continue to look to build in protections against a variety of risks as evidenced by our active, tactical asset allocation and use of an equity hedging strategy. We thank you for your investment in the Fund.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA BALANCED STRATEGY FUND (Ticker Symbol: USBSX)

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                                          11/30/09                   5/31/09
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Net Assets                             $558.0 Million             $450.0 Million
Net Asset Value Per Share                  $12.04                     $10.08

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/09
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  5/31/09 to 11/30/09*           1 YEAR            5 YEARS           10 YEARS
        22.29%                   35.63%             1.45%              3.00%

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                                 EXPENSE RATIO**
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  BEFORE REIMBURSEMENT         1.47%         AFTER REIMBURSEMENT        1.00%

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF
FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE
DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT
USAA.COM.

**THE BEFORE REIMBURSEMENT EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING
EXPENSES INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, BEFORE REDUCTIONS OF ANY
EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1,
2009, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THE AFTER
REIMBURSEMENT EXPENSE RATIO REPRESENTS TOTAL ANNUAL OPERATING EXPENSES, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AFTER REIMBURSEMENT FROM USAA INVESTMENT MANAGEMENT COMPANY (IMCO)
AS REPORTED IN THE FUND'S PROSPECTUS DATED OCTOBER 1, 2009. IMCO HAS VOLUNTARILY
AGREED TO LIMIT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES TO 1.00%, BEFORE
REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND EXCLUDING ANY ACQUIRED FUND FEES
AND EXPENSES, AND TO REIMBURSE THE FUND FOR EXPENSES IN EXCESS OF THIS AMOUNT.
IMCO CAN MODIFY OR TERMINATE THIS ARRANGEMENT AT ANY TIME. THESE EXPENSE RATIOS
MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA BALANCED STRATEGY FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BARCLAYS CAPITAL        USAA BALANCED    LIPPER BALANCED    RUSSELL 3000
                U.S. AGGREGATE BOND INDEX    STRATEGY FUND      FUNDS INDEX          INDEX

11/30/99                $10,000.00            $10,000.00         $10,000.00       $10,000.00
12/31/99                  9,951.78             10,464.39          10,295.89        10,638.08
01/31/00                  9,919.19             10,190.06          10,037.24        10,221.05
02/29/00                 10,039.15             10,169.99          10,013.06        10,315.79
03/31/00                 10,171.40             10,738.43          10,602.62        11,123.91
04/30/00                 10,142.28             10,429.51          10,408.32        10,731.90
05/31/00                 10,137.62             10,248.19          10,310.38        10,430.48
06/30/00                 10,348.54             10,476.69          10,474.95        10,739.30
07/31/00                 10,442.47             10,350.91          10,446.40        10,549.48
08/31/00                 10,593.82             10,755.85          10,912.69        11,331.86
09/30/00                 10,660.43             10,393.88          10,683.03        10,818.78
10/31/00                 10,730.97             10,286.73          10,673.58        10,664.73
11/30/00                 10,906.43              9,808.11          10,286.13         9,681.75
12/31/00                 11,108.75              9,993.81          10,541.79         9,844.45
01/31/01                 11,290.42             10,733.29          10,765.52        10,181.22
02/28/01                 11,388.77             10,482.01          10,347.64         9,250.98
03/31/01                 11,445.95             10,310.07          10,013.48         8,647.95
04/30/01                 11,398.44             10,743.57          10,433.71         9,341.47
05/31/01                 11,467.19             11,003.67          10,526.64         9,416.50
06/30/01                 11,510.52             10,903.35          10,365.35         9,242.86
07/31/01                 11,767.86             11,056.10          10,357.85         9,090.54
08/31/01                 11,902.62             10,830.61          10,063.08         8,553.86
09/30/01                 12,041.32             10,141.11           9,579.49         7,799.20
10/31/01                 12,293.29             10,345.98           9,739.81         7,980.66
11/30/01                 12,123.80             10,960.60          10,127.59         8,595.35
12/31/01                 12,046.81             11,089.39          10,200.63         8,716.50
01/31/02                 12,144.33             10,989.28          10,111.16         8,607.20
02/28/02                 12,262.02             10,781.35          10,042.46         8,431.19
03/31/02                 12,058.03             11,089.69          10,262.03         8,800.86
04/30/02                 12,291.86             10,911.58          10,015.77         8,339.13
05/31/02                 12,396.30             10,996.76          10,011.10         8,242.51
06/30/02                 12,503.49             10,377.70           9,584.01         7,649.18
07/31/02                 12,654.36              9,870.90           9,092.80         7,041.04
08/31/02                 12,868.02              9,972.26           9,186.09         7,074.31
09/30/02                 13,076.43              9,526.91           8,637.64         6,331.00
10/31/02                 13,016.86              9,840.55           8,997.69         6,835.12
11/30/02                 13,013.40             10,271.81           9,362.72         7,248.72
12/31/02                 13,282.21              9,968.75           9,110.34         6,838.92
01/31/03                 13,293.54              9,785.33           8,973.87         6,671.57
02/28/03                 13,477.48              9,745.45           8,906.57         6,561.81
03/31/03                 13,467.10              9,776.77           8,942.92         6,630.82
04/30/03                 13,578.22             10,249.58           9,426.87         7,172.27
05/31/03                 13,831.39             10,698.35           9,843.81         7,605.22
06/30/03                 13,803.94             10,821.42           9,918.46         7,707.86
07/31/03                 13,339.86             10,877.79           9,941.44         7,884.67
08/31/03                 13,428.42             11,030.77          10,109.27         8,059.40
09/30/03                 13,783.88             11,025.23          10,122.10         7,971.90
10/31/03                 13,655.33             11,453.62          10,456.05         8,454.36
11/30/03                 13,688.04             11,574.87          10,548.62         8,570.80
12/31/03                 13,827.33             11,901.39          10,926.59         8,962.83
01/31/04                 13,938.58             12,031.20          11,089.75         9,149.80
02/29/04                 14,089.45             12,193.45          11,240.89         9,273.07
03/31/04                 14,194.96             12,101.14          11,187.27         9,162.99
04/30/04                 13,825.66             11,881.42          10,952.16         8,973.54
05/31/04                 13,770.28             11,962.80          11,000.52         9,103.95
06/30/04                 13,848.10             12,197.43          11,172.51         9,284.89
07/31/04                 13,985.37             11,895.36          10,962.18         8,933.78
08/31/04                 14,252.14             11,911.69          11,028.86         8,970.57
09/30/04                 14,290.81             12,052.26          11,192.70         9,108.46
10/31/04                 14,410.65             12,158.77          11,313.74         9,258.07
11/30/04                 14,295.71             12,511.08          11,618.50         9,688.44
12/31/04                 14,427.24             12,860.20          11,908.52        10,033.65
01/31/05                 14,517.84             12,685.40          11,755.12         9,766.41
02/28/05                 14,432.14             12,818.58          11,921.42         9,981.40
03/31/05                 14,358.01             12,662.65          11,757.29         9,812.57
04/30/05                 14,552.33             12,537.28          11,616.00         9,599.38
05/31/05                 14,709.77             12,879.96          11,882.37         9,963.11
06/30/05                 14,789.98             12,944.07          11,967.75        10,032.71
07/31/05                 14,655.34             13,246.26          12,233.70        10,444.30
08/31/05                 14,843.22             13,296.63          12,269.09        10,344.74
09/30/05                 14,690.31             13,304.55          12,317.73        10,435.24
10/31/05                 14,574.06             13,034.75          12,124.32        10,239.81
11/30/05                 14,638.51             13,346.71          12,418.67        10,638.13
12/31/05                 14,777.69             13,420.10          12,527.45        10,647.68
01/31/06                 14,778.52             13,651.03          12,826.49        11,003.43
02/28/06                 14,827.58             13,615.50          12,810.44        11,023.00
03/31/06                 14,682.08             13,660.58          12,935.18        11,213.53
04/30/06                 14,655.46             13,740.99          13,076.22        11,335.19
05/31/06                 14,639.83             13,374.69          12,816.95        10,972.28
06/30/06                 14,670.86             13,398.71          12,809.28        10,991.69
07/31/06                 14,869.24             13,362.74          12,869.07        10,981.40
08/31/06                 15,096.86             13,542.59          13,116.57        11,250.04
09/30/06                 15,229.47             13,824.00          13,305.65        11,501.87
10/31/06                 15,330.21             14,095.24          13,615.63        11,915.91
11/30/06                 15,508.06             14,312.22          13,877.91        12,175.18
12/31/06                 15,418.06             14,409.05          13,980.54        12,320.99
01/31/07                 15,411.74             14,631.77          14,131.32        12,555.50
02/28/07                 15,649.39             14,563.99          14,077.39        12,349.54
03/31/07                 15,649.86             14,652.32          14,198.17        12,478.08
04/30/07                 15,734.25             15,022.28          14,606.53        12,976.54
05/31/07                 15,615.01             15,285.14          14,920.37        13,449.44
06/30/07                 15,568.82             15,133.26          14,780.97        13,197.55
07/31/07                 15,698.68             14,790.66          14,529.00        12,747.48
08/31/07                 15,891.09             14,927.70          14,646.45        12,930.46
09/30/07                 16,011.65             15,285.20          15,060.24        13,401.87
10/31/07                 16,155.48             15,550.95          15,325.07        13,647.71
11/30/07                 16,446.01             15,068.67          14,965.79        13,033.31
12/31/07                 16,492.20             14,942.85          14,893.10        12,954.44
01/31/08                 16,769.24             14,484.03          14,400.75        12,169.25
02/29/08                 16,792.51             14,212.91          14,213.38        11,791.28
03/31/08                 16,849.81             14,039.74          14,104.76        11,721.42
04/30/08                 16,814.60             14,417.49          14,572.37        12,307.59
05/31/08                 16,691.29             14,700.81          14,733.35        12,559.73
06/30/08                 16,677.81             13,875.89          13,954.42        11,523.29
07/31/08                 16,664.20             13,632.63          13,777.69        11,431.39
08/31/08                 16,822.35             13,674.94          13,830.08        11,608.93
09/30/08                 16,596.40             12,501.23          12,785.20        10,517.41
10/31/08                 16,204.66             10,614.86          11,146.60         8,652.04
11/30/08                 16,732.12              9,911.46          10,638.81         7,969.06
12/31/08                 17,356.38             10,092.50          10,994.80         8,121.51
01/31/09                 17,203.24              9,510.24          10,485.85         7,439.95
02/28/09                 17,138.30              8,723.11           9,807.59         6,660.58
03/31/09                 17,376.55              9,171.91          10,353.08         7,244.00
04/30/09                 17,459.63              9,969.00          11,066.21         8,006.32
05/31/09                 17,586.27             10,995.38          11,621.39         8,433.51
06/30/09                 17,686.29             11,275.04          11,649.14         8,462.24
07/31/09                 17,971.57             11,905.11          12,349.07         9,120.91
08/31/09                 18,157.65             12,358.33          12,679.54         9,446.82
09/30/09                 18,348.39             13,021.44          13,084.97         9,842.60
10/31/09                 18,438.99             13,054.95          12,931.99         9,589.45
11/30/09                 18,677.71             13,445.82          13,413.40        10,134.36

                                   [END CHART]

               Data from 11/30/99 to 11/30/09.

               See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the following benchmarks:

o   The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S.
    investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o   The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o   The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

================================================================================

10  | USAA BALANCED STRATEGY FUND

================================================================================

                              TOP 5 STOCK HOLDINGS
                                 AS OF 11/30/09
                                (% of Net Assets)

    iShares MSCI EAFE Index Fund* ................................... 12.6%
    SPDR Trust Series 1* ............................................  5.3%
    Microsoft Corp. .................................................  1.0%
    Exxon Mobil Corp. ...............................................  0.8%
    International Business Machines Corp. ...........................  0.8%

                               TOP 5 BOND HOLDINGS
                                 AS OF 11/30/09
                                (% of Net Assets)

    United States Treasury Bills ....................................  1.2%
    Credit Suisse Commercial Mortgage Trust .........................  0.5%
    Enbridge Energy Partners, LP ....................................  0.5%
    Glen Meadow .....................................................  0.5%
    Homer City Funding, LLC .........................................  0.5%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order, the
  Fund may invest in an amount that exceeds the Fund's limitations as set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-38.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o  ASSET ALLOCATION -- 11/30/2009*  o

                         [PIE CHART OF ASSET ALLOCATION]

    BONDS                                                           37.1%
    STOCKS                                                          53.0%
    MONEY MARKET INSTRUMENTS                                         9.5%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA BALANCED STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             EQUITY SECURITIES (53.0%)

             COMMON STOCKS (34.1%)

             CONSUMER DISCRETIONARY (3.6%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.1%)
     2,300   Carter's, Inc.*                                                                    $     50
    10,200   Coach, Inc.                                                                             355
     6,500   Jones Apparel Group, Inc.                                                               110
                                                                                                --------
                                                                                                     515
                                                                                                --------
             APPAREL RETAIL (0.4%)
    23,300   Cato Corp. "A"                                                                          446
    42,600   Gap, Inc.                                                                               912
    21,300   Ross Stores, Inc.                                                                       937
                                                                                                --------
                                                                                                   2,295
                                                                                                --------
             AUTO PARTS & EQUIPMENT (0.1%)
     4,500   China Automotive Systems, Inc.*                                                          87
    14,600   Standard Motor Products, Inc.*                                                          131
     7,500   TRW Automotive Holdings Corp.*                                                          163
                                                                                                --------
                                                                                                     381
                                                                                                --------
             AUTOMOBILE MANUFACTURERS (0.1%)
    79,000   Ford Motor Co.*                                                                         702
                                                                                                --------
             AUTOMOTIVE RETAIL (0.1%)
     3,200   Advance Auto Parts, Inc.                                                                126
     8,600   Asbury Automotive Group, Inc.*                                                           92
    14,700   Lithia Motors, Inc.*                                                                    107
     7,300   Sonic Automotive, Inc. "A"                                                               64
                                                                                                --------
                                                                                                     389
                                                                                                --------
             CABLE & SATELLITE (0.8%)
    12,300   Cablevision Systems Corp. "A"                                                           308
    90,200   Comcast Corp. "A"(a)                                                                  1,323
     6,000   DISH Network Corp. "A"                                                                  124
    31,700   Scripps Networks Interactive "A"                                                      1,254
    29,936   Time Warner Cable, Inc.                                                               1,254
                                                                                                --------
                                                                                                   4,263
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             CATALOG RETAIL (0.0%)
     9,000   Liberty Media Corp. Interactive "A"*                                               $     96
                                                                                                --------
             CONSUMER ELECTRONICS (0.2%)
    30,600   Garmin Ltd.(b)                                                                          914
                                                                                                --------
             DEPARTMENT STORES (0.1%)
    23,200   Dillard's, Inc. "A"                                                                     394
     3,500   J.C. Penney Co., Inc.                                                                   101
     2,300   Kohl's Corp.*                                                                           122
    13,400   Macy's, Inc.                                                                            219
                                                                                                --------
                                                                                                     836
                                                                                                --------
             DISTRIBUTORS (0.1%)
    13,500   Genuine Parts Co.                                                                       484
                                                                                                --------
             EDUCATION SERVICES (0.2%)
    26,800   Career Education Corp.*                                                                 698
     4,400   DeVry, Inc.                                                                             239
                                                                                                --------
                                                                                                     937
                                                                                                --------
             GENERAL MERCHANDISE STORES (0.1%)
     1,600   Dollar Tree, Inc.*                                                                       78
     9,200   Family Dollar Stores, Inc.                                                              281
                                                                                                --------
                                                                                                     359
                                                                                                --------
             HOME FURNISHINGS (0.1%)
     9,000   La-Z-Boy, Inc.*                                                                          86
     2,600   Leggett & Platt, Inc.                                                                    51
    17,600   Tempur-Pedic International, Inc.*                                                       379
                                                                                                --------
                                                                                                     516
                                                                                                --------
             HOME IMPROVEMENT RETAIL (0.1%)
    26,700   Home Depot, Inc.                                                                        730
                                                                                                --------
             HOMEBUILDING (0.0%)
       300   NVR, Inc.*                                                                              202
                                                                                                --------
             HOMEFURNISHING RETAIL (0.0%)
     4,500   Kirklands, Inc.*                                                                         69
                                                                                                --------
             HOUSEWARES & SPECIALTIES (0.1%)
     9,500   American Greetings Corp. "A"                                                            196
     8,200   Tupperware Brands Corp.                                                                 382
                                                                                                --------
                                                                                                     578
                                                                                                --------
             INTERNET RETAIL (0.2%)
     8,700   Amazon.com, Inc.*                                                                     1,182
                                                                                                --------

================================================================================

14  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             LEISURE PRODUCTS (0.0%)
    19,600   Smith & Wesson Holding Corp.*                                                      $     97
                                                                                                --------
             MOVIES & ENTERTAINMENT (0.1%)
    19,434   Time Warner, Inc.(a)                                                                    597
                                                                                                --------
             PUBLISHING (0.0%)
    11,000   Gannett Co., Inc.                                                                       109
       100   Washington Post Co. "B"                                                                  41
                                                                                                --------
                                                                                                     150
                                                                                                --------
             RESTAURANTS (0.3%)
     1,600   Bob Evans Farms, Inc.                                                                    41
    24,600   McDonald's Corp.(a)                                                                   1,556
    13,900   Starbucks Corp.*                                                                        304
                                                                                                --------
                                                                                                   1,901
                                                                                                --------
             SPECIALIZED CONSUMER SERVICES (0.1%)
     8,700   Brinks Home Security Holdings, Inc.*                                                    285
                                                                                                --------
             SPECIALTY STORES (0.3%)
    75,600   Barnes & Noble, Inc.(b)                                                               1,764
     1,500   Big 5 Sporting Goods Corp.                                                               25
     1,600   Signet Jewelers Ltd.*                                                                    41
                                                                                                --------
                                                                                                   1,830
                                                                                                --------
             Total Consumer Discretionary                                                         20,308
                                                                                                --------

             CONSUMER STAPLES (4.0%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.6%)
  104,500    Archer-Daniels-Midland Co.                                                            3,220
                                                                                                --------
             DRUG RETAIL (0.1%)
    17,700   Walgreen Co.                                                                            688
                                                                                                --------
             FOOD DISTRIBUTORS (0.1%)
     8,000   Andersons, Inc.                                                                         209
     9,700   Sysco Corp.                                                                             262
                                                                                                --------
                                                                                                     471
                                                                                                --------
             FOOD RETAIL (0.2%)
    27,700   Kroger Co.                                                                              630
    16,600   SUPERVALU, Inc.                                                                         230
                                                                                                --------
                                                                                                     860
                                                                                                --------
             HOUSEHOLD PRODUCTS (1.2%)
    24,000   Colgate-Palmolive Co.                                                                 2,021
    63,800   Kimberly-Clark Corp.                                                                  4,209
     2,300   Procter & Gamble Co.(a)                                                                 143
                                                                                                --------
                                                                                                   6,373
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             HYPERMARKETS & SUPER CENTERS (0.4%)
     1,300   Costco Wholesale Corp.                                                             $     78
    42,700   Wal-Mart Stores, Inc.(a)                                                              2,329
                                                                                                --------
                                                                                                   2,407
                                                                                                --------
             PACKAGED FOODS & MEAT (0.5%)
    46,300   Campbell Soup Co.                                                                     1,619
    19,200   Hershey Co.                                                                             679
    10,000   Kraft Foods, Inc. "A"                                                                   266
    32,300   Sara Lee Corp.                                                                          392
                                                                                                --------
                                                                                                   2,956
                                                                                                --------
             PERSONAL PRODUCTS (0.2%)
     6,400   China Sky One Medical, Inc.*                                                            105
     3,700   Herbalife Ltd.                                                                          155
    15,000   Mead Johnson Nutrition Co.(b)                                                           658
     7,000   Nu Skin Enterprises, Inc. "A"                                                           188
                                                                                                --------
                                                                                                   1,106
                                                                                                --------
             SOFT DRINKS (0.3%)
    35,100   Coca-Cola Enterprises, Inc.                                                             690
    16,600   PepsiCo, Inc.(a)                                                                      1,033
                                                                                                --------
                                                                                                   1,723
                                                                                                --------
             TOBACCO (0.4%)
     8,100   Lorillard, Inc.(a)                                                                      631
    33,800   Philip Morris International, Inc.(a)                                                  1,625
     1,000   Reynolds American, Inc.                                                                  50
                                                                                                --------
                                                                                                   2,306
                                                                                                --------
             Total Consumer Staples                                                               22,110
                                                                                                --------

             ENERGY (3.6%)
             -------------
             COAL & CONSUMABLE FUELS (0.0%)
     1,400   Peabody Energy Corp.                                                                     62
                                                                                                --------
             INTEGRATED OIL & GAS (1.7%)
    22,500   Chevron Corp.(a)                                                                      1,756
    47,000   ConocoPhillips(a)                                                                     2,433
    60,600   Exxon Mobil Corp.(a)                                                                  4,549
    18,000   Marathon Oil Corp.                                                                      587
     1,600   Occidental Petroleum Corp.                                                              130
                                                                                                --------
                                                                                                   9,455
                                                                                                --------
             OIL & GAS DRILLING (0.5%)
    18,800   ENSCO International, Inc.                                                               827
    26,700   Patterson-UTI Energy, Inc.                                                              411

================================================================================

16  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

    54,400   Rowan Companies, Inc.*                                                             $  1,343
                                                                                                --------
                                                                                                   2,581
                                                                                                --------
             OIL & GAS EQUIPMENT & SERVICES (0.4%)
     3,800   Dawson Geophysical Co.*                                                                  82
    19,700   Helix Energy Solutions Group, Inc.*                                                     232
    10,000   National-Oilwell Varco, Inc.                                                            430
     3,000   Oceaneering International, Inc.*                                                        164
    20,100   Oil States International, Inc.*                                                         721
    12,800   Schlumberger Ltd.                                                                       818
                                                                                                --------
                                                                                                   2,447
                                                                                                --------
             OIL & GAS EXPLORATION & PRODUCTION (0.8%)
     3,800   Anadarko Petroleum Corp.                                                                226
     7,900   Cimarex Energy Co.                                                                      370
    28,600   Devon Energy Corp.                                                                    1,926
     2,000   Encore Acquisition Co.*                                                                  90
    14,600   EXCO Resources, Inc.                                                                    247
    17,200   Mariner Energy, Inc.*                                                                   215
    27,000   Newfield Exploration Co.*                                                             1,142
    23,400   Rosetta Resources, Inc.*                                                                369
                                                                                                --------
                                                                                                   4,585
                                                                                                --------
             OIL & GAS STORAGE & TRANSPORTATION (0.2%)
    12,300   El Paso Corp.                                                                           117
     3,800   Teekay Corp.                                                                             91
    48,800   Williams Companies, Inc.                                                                971
                                                                                                --------
                                                                                                   1,179
                                                                                                --------
             Total Energy                                                                         20,309
                                                                                                --------

             FINANCIALS (4.8%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
    21,500   Bank of New York Mellon Corp.                                                           573
     1,700   BlackRock, Inc. "A"                                                                     386
     1,500   Calamos Asset Management, Inc. "A"                                                       16
     7,600   Franklin Resources, Inc.                                                                821
    24,100   Invesco Ltd. ADR                                                                        536
     1,200   State Street Corp.                                                                       49
                                                                                                --------
                                                                                                   2,381
                                                                                                --------
             CONSUMER FINANCE (0.5%)
    45,200   Capital One Financial Corp.                                                           1,734
    43,700   Discover Financial Services                                                             676
     7,900   Nelnet, Inc. "A"                                                                        137
                                                                                                --------
                                                                                                   2,547
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             DIVERSIFIED BANKS (0.5%)
    33,900   U.S. Bancorp                                                                       $    818
    74,800   Wells Fargo & Co.(a)                                                                  2,097
                                                                                                --------
                                                                                                   2,915
                                                                                                --------
             INSURANCE BROKERS (0.1%)
     7,200   Aon Corp.                                                                               279
                                                                                                --------
             INVESTMENT BANKING & BROKERAGE (0.4%)
    11,800   Goldman Sachs Group, Inc.(a)                                                          2,002
     2,000   Oppenheimer Holdings, Inc.                                                               63
                                                                                                --------
                                                                                                   2,065
                                                                                                --------
             LIFE & HEALTH INSURANCE (0.2%)
     8,000   Conseco, Inc.*                                                                           38
       200   Kansas City Life Insurance Co.                                                            5
    13,800   MetLife, Inc.                                                                           472
     7,900   Prudential Financial, Inc.                                                              394
                                                                                                --------
                                                                                                     909
                                                                                                --------
             MULTI-LINE INSURANCE (0.0%)
     4,900   Assurant, Inc.                                                                          150
                                                                                                --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.1%)
   162,600   Bank of America Corp.(a)                                                              2,577
   267,000   Citigroup, Inc.                                                                       1,098
    63,200   JPMorgan Chase & Co.(a)                                                               2,685
                                                                                                --------
                                                                                                   6,360
                                                                                                --------
             PROPERTY & CASUALTY INSURANCE (0.4%)
    27,100   Allstate Corp.                                                                          770
    14,900   Chubb Corp.                                                                             747
     4,500   Hanover Insurance Group, Inc.                                                           187
    21,100   Progressive Corp.*                                                                      354
       300   White Mountains Insurance Group Ltd.                                                     98
                                                                                                --------
                                                                                                   2,156
                                                                                                --------
             REGIONAL BANKS (0.5%)
     2,800   Bancorp, Inc.*                                                                           16
    27,825   Commerce Bancshares, Inc.                                                             1,119
    13,000   Fifth Third Bancorp                                                                     131
     1,900   First Bancorp                                                                            25
    10,600   First Busey Corp.                                                                        35
    19,300   Fulton Financial Corp.                                                                  166
    16,600   Huntington Bancshares, Inc.                                                              63
    17,900   KeyCorp                                                                                 105
    23,300   Marshall & Ilsley Corp.                                                                 134

================================================================================

18  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

     8,700   PNC Financial Services Group, Inc.                                                 $    496
    22,900   Regions Financial Corp.                                                                 134
     1,400   Santander BanCorp*                                                                       16
     1,800   Signature Bank*                                                                          56
     6,500   SunTrust Banks, Inc.                                                                    154
     4,400   Wintrust Financial Corp.                                                                114
     2,300   Yadkin Valley Financial Corp.                                                             8
                                                                                                --------
                                                                                                   2,772
                                                                                                --------
             REINSURANCE (0.2%)
     9,900   Endurance Specialty Holdings Ltd.                                                       370
     2,400   PartnerRe Ltd.                                                                          185
     1,200   Reinsurance Group of America, Inc. "A"                                                   56
     4,400   RenaissanceRe Holdings Ltd.                                                             234
                                                                                                --------
                                                                                                     845
                                                                                                --------
             REITs - DIVERSIFIED (0.0%)
     4,247   Vornado Realty Trust                                                                    278
                                                                                                --------
             REITs - INDUSTRIAL (0.0%)
       900   AMB Property Corp.                                                                       21
     9,200   ProLogis                                                                                121
                                                                                                --------
                                                                                                     142
                                                                                                --------
             REITs - MORTGAGE (0.1%)
    19,200   Annaly Capital Management, Inc.                                                         353
                                                                                                --------
             REITs - OFFICE (0.1%)
     4,300   Boston Properties, Inc.                                                                 288
     7,600   Digital Realty Trust, Inc.                                                              370
                                                                                                --------
                                                                                                     658
                                                                                                --------
             REITs - RESIDENTIAL (0.1%)
     2,063   AvalonBay Communities, Inc.                                                             149
     1,100   Camden Property Trust                                                                    43
     7,300   Equity Residential Properties Trust                                                     235
                                                                                                --------
                                                                                                     427
                                                                                                --------
             REITs - RETAIL (0.1%)
       400   Federal Realty Investment Trust                                                          26
     2,900   Kimco Realty Corp.                                                                       36
     1,900   Regency Centers Corp.                                                                    63
     9,706   Simon Property Group, Inc.                                                              705
                                                                                                --------
                                                                                                     830
                                                                                                --------
             REITs - SPECIALIZED (0.1%)
     2,200   HCP, Inc.                                                                                69
     7,900   Host Hotels & Resorts, Inc.                                                              83

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

     2,300   Public Storage                                                                     $    183
     3,900   Rayonier, Inc.                                                                          155
                                                                                                --------
                                                                                                     490
                                                                                                --------
             THRIFTS & MORTGAGE FINANCE (0.0%)
     2,000   First Defiance Financial Corp.                                                           22
                                                                                                --------
             Total Financials                                                                     26,579
                                                                                                --------

             HEALTH CARE (4.6%)
             ------------------
             BIOTECHNOLOGY (0.7%)
    21,500   Amgen, Inc.*                                                                          1,212
     8,600   Enzon Pharmaceuticals, Inc.*                                                             83
    48,700   Gilead Sciences, Inc.*(a)                                                             2,243
    43,400   PDL BioPharma, Inc.                                                                     282
                                                                                                --------
                                                                                                   3,820
                                                                                                --------
             HEALTH CARE DISTRIBUTORS (0.7%)
    49,800   AmerisourceBergen Corp.                                                               1,230
    18,900   Cardinal Health, Inc.                                                                   609
    34,700   McKesson Corp.                                                                        2,152
                                                                                                --------
                                                                                                   3,991
                                                                                                --------
             HEALTH CARE EQUIPMENT (0.1%)
     7,400   Baxter International, Inc.                                                              404
    11,100   Hill-Rom Holdings, Inc.                                                                 246
                                                                                                --------
                                                                                                     650
                                                                                                --------
             HEALTH CARE FACILITIES (0.0%)
     4,700   Kindred Healthcare, Inc.*                                                                70
                                                                                                --------
             HEALTH CARE SERVICES (0.3%)
       700   Gentiva Health Services, Inc.*                                                           16
    26,800   Medco Health Solutions, Inc.*                                                         1,693
     2,800   Providence Service Corp.*                                                                39
                                                                                                --------
                                                                                                   1,748
                                                                                                --------
             HEALTH CARE SUPPLIES (0.0%)
     3,900   Align Technology, Inc.*                                                                  64
                                                                                                --------
             HEALTH CARE TECHNOLOGY (0.0%)
     2,900   IMS Health, Inc.                                                                         62
                                                                                                --------
             LIFE SCIENCES TOOLS & SERVICES (0.0%)
     8,200   Accelrys, Inc.*                                                                          43
                                                                                                --------
             MANAGED HEALTH CARE (0.9%)
    30,900   Aetna, Inc.                                                                             900
    77,300   Coventry Health Care, Inc.*                                                           1,743

================================================================================

20  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

    23,500   Humana, Inc.*                                                                      $    975
    10,800   Magellan Health Services, Inc.*                                                         397
    36,200   UnitedHealth Group, Inc.                                                              1,038
                                                                                                --------
                                                                                                   5,053
                                                                                                --------
             PHARMACEUTICALS (1.9%)
    31,100   Abbott Laboratories(a)                                                                1,694
     3,300   Allergan, Inc.                                                                          192
    43,500   Eli Lilly and Co.(a)                                                                  1,598
    10,400   Forest Laboratories, Inc.*                                                              319
    50,300   Johnson & Johnson(a)                                                                  3,161
    20,200   Par Pharmaceutical Companies, Inc.*                                                     479
   153,900   Pfizer, Inc.(a)                                                                       2,796
                                                                                                --------
                                                                                                  10,239
                                                                                                --------
             Total Health Care                                                                    25,740
                                                                                                --------

             INDUSTRIALS (3.4%)
             ------------------
             AEROSPACE & DEFENSE (1.2%)
    18,400   GenCorp, Inc.*                                                                          144
    16,100   ITT Corp.                                                                               833
    14,200   Lockheed Martin Corp.(a)                                                              1,096
    44,600   Northrop Grumman Corp.(a)                                                             2,444
    17,700   Raytheon Co.                                                                            912
    15,700   United Technologies Corp.                                                             1,056
                                                                                                --------
                                                                                                   6,485
                                                                                                --------
             AIR FREIGHT & LOGISTICS (0.3%)
     7,000   FedEx Corp.                                                                             591
    19,500   United Parcel Service, Inc. "B"                                                       1,121
                                                                                                --------
                                                                                                   1,712
                                                                                                --------
             BUILDING PRODUCTS (0.0%)
     2,000   Armstrong World Industries, Inc.*                                                        83
     4,300   Owens Corning, Inc.*                                                                    101
                                                                                                --------
                                                                                                     184
                                                                                                --------
             COMMERCIAL PRINTING (0.2%)
    61,100   R.R. Donnelley & Sons Co.                                                             1,257
                                                                                                --------
             CONSTRUCTION & ENGINEERING (0.2%)
     5,500   Jacobs Engineering Group, Inc.*                                                         192
    10,300   KBR, Inc.                                                                               192
    15,200   Shaw Group, Inc.*                                                                       434
     6,400   URS Corp.*                                                                              266
                                                                                                --------
                                                                                                   1,084
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.1%)
     9,100   Oshkosh Corp.                                                                      $    361
    24,000   Trinity Industries, Inc.                                                                453
                                                                                                --------
                                                                                                     814
                                                                                                --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
     8,800   Hubbell, Inc. "B"                                                                       400
                                                                                                --------
             INDUSTRIAL CONGLOMERATES (0.9%)
    12,400   3M Co.                                                                                  960
    53,700   Carlisle Companies, Inc.                                                              1,724
   149,400   General Electric Co.(a)                                                               2,394
                                                                                                --------
                                                                                                   5,078
                                                                                                --------
             INDUSTRIAL MACHINERY (0.2%)
     1,900   Lincoln Electric Holdings, Inc.                                                          98
     1,200   SPX Corp.                                                                                64
    29,200   Timken Co.(a)                                                                           720
                                                                                                --------
                                                                                                     882
                                                                                                --------
             MARINE (0.0%)
     2,900   Kirby Corp.*                                                                             97
                                                                                                --------
             RAILROADS (0.0%)
     1,000   CSX Corp.                                                                                48
                                                                                                --------
             TRUCKING (0.2%)
     9,100   Con-Way, Inc.                                                                           276
       900   Marten Transport, Ltd.*                                                                  15
    17,500   Ryder System, Inc.                                                                      709
                                                                                                --------
                                                                                                   1,000
                                                                                                --------
             Total Industrials                                                                    19,041
                                                                                                --------
             INFORMATION TECHNOLOGY (6.5%)
             -----------------------------
             APPLICATION SOFTWARE (0.0%)
     4,100   Bottomline Technologies, Inc.*                                                           66
                                                                                                --------
             COMMUNICATIONS EQUIPMENT (0.6%)
    53,900   Cisco Systems, Inc.*(a)                                                               1,261
    24,400   Harris Corp.                                                                          1,071
     3,600   InterDigital, Inc.*                                                                      86
     2,100   Loral Space & Communications, Inc.*                                                      70
     6,400   Plantronics, Inc.                                                                       148
    14,200   QUALCOMM, Inc.(a)                                                                       639
                                                                                                --------
                                                                                                   3,275
                                                                                                --------

================================================================================

22  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             COMPUTER HARDWARE (1.4%)
    14,100   Apple, Inc.*(a)                                                                    $  2,819
     3,800   Diebold, Inc.                                                                            95
    36,800   International Business Machines Corp.(a)                                              4,650
     6,900   Teradata Corp.*                                                                         202
                                                                                                --------
                                                                                                   7,766
                                                                                                --------
             COMPUTER STORAGE & PERIPHERALS (0.1%)
    24,900   Western Digital Corp.*                                                                  917
                                                                                                --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
    10,800   Computer Sciences Corp.*                                                                597
    30,100   Convergys Corp.*                                                                        336
    37,000   Global Payments, Inc.                                                                 1,897
                                                                                                --------
                                                                                                   2,830
                                                                                                --------
             ELECTRONIC COMPONENTS (0.1%)
    10,300   AVX Corp.                                                                               124
    33,400   Vishay Intertechnology, Inc.*                                                           242
                                                                                                --------
                                                                                                     366
                                                                                                --------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
    51,500   Jabil Circuit, Inc.                                                                     686
     3,500   Multi-Fineline Electronix, Inc.*                                                         87
     1,800   Radisys Corp.*                                                                           17
                                                                                                --------
                                                                                                     790
                                                                                                --------
             INTERNET SOFTWARE & SERVICES (0.6%)
    34,200   EarthLink, Inc.                                                                         281
     4,700   Google, Inc. "A"*(a)                                                                  2,740
     3,100   LivePerson, Inc.*                                                                        20
     1,700   Opentable, Inc.*                                                                         45
     3,100   VeriSign, Inc.*                                                                          70
                                                                                                --------
                                                                                                   3,156
                                                                                                --------
             IT CONSULTING & OTHER SERVICES (0.4%)
     7,500   Cognizant Technology Solutions Corp. "A"*                                               330
   101,300   SAIC, Inc.*                                                                           1,805
                                                                                                --------
                                                                                                   2,135
                                                                                                --------
             SEMICONDUCTOR EQUIPMENT (0.1%)
    26,300   Photronics, Inc.*                                                                       106
     7,100   Tessera Technologies, Inc.*                                                             168
     4,300   Veeco Instruments, Inc.*                                                                118
                                                                                                --------
                                                                                                     392
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             SEMICONDUCTORS (0.3%)
    39,100   Intel Corp.(a)                                                                     $    751
    29,600   Texas Instruments, Inc.                                                                 749
     9,900   Volterra Semiconductor Corp.*                                                           163
                                                                                                --------
                                                                                                   1,663
                                                                                                --------
             SYSTEMS SOFTWARE (1.1%)
     1,300   BMC Software, Inc.*                                                                      50
   189,200   Microsoft Corp.(a)                                                                    5,564
     5,700   Oracle Corp.                                                                            126
     2,300   Red Hat, Inc.*                                                                           62
    34,700   Symantec Corp.*                                                                         616
                                                                                                --------
                                                                                                   6,418
                                                                                                --------
             TECHNOLOGY DISTRIBUTORS (1.2%)
     2,200   Agilysys, Inc.                                                                           18
   106,000   Arrow Electronics, Inc.*(a)                                                           2,786
   112,300   Avnet, Inc.*                                                                          3,060
    46,000   Ingram Micro, Inc. "A"*                                                                 781
     1,000   PC Mall, Inc.*                                                                            6
     1,900   SYNNEX Corp.*                                                                            54
     2,000   Tech Data Corp.*                                                                         84
                                                                                                --------
                                                                                                   6,789
                                                                                                --------
             Total Information Technology                                                         36,563
                                                                                                --------

             MATERIALS (1.4%)
             ----------------
             COMMODITY CHEMICALS (0.0%)
    14,800   Spartech Corp.                                                                          161
                                                                                                --------
             DIVERSIFIED CHEMICALS (0.3%)
    17,700   Ashland, Inc.                                                                           636
    12,200   Cabot Corp.                                                                             280
     2,000   Eastman Chemical Co.                                                                    120
    56,300   Huntsman Corp.                                                                          536
                                                                                                --------
                                                                                                   1,572
                                                                                                --------
             DIVERSIFIED METALS & MINING (0.1%)
     1,700   Freeport-McMoRan Copper & Gold, Inc.*                                                   141
     1,700   Walter Industries, Inc.                                                                 116
                                                                                                --------
                                                                                                     257
                                                                                                --------
             GOLD (0.0%)
     1,900   Newmont Mining Corp.                                                                    102
                                                                                                --------
             METAL & GLASS CONTAINERS (0.1%)
     6,200   Ball Corp.                                                                              306
     1,700   Crown Holdings, Inc.*                                                                    43

================================================================================

24  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

     4,100   Owens-Illinois, Inc.*                                                              $    128
                                                                                                --------
                                                                                                     477
                                                                                                --------
             PAPER PACKAGING (0.0%)
     7,300   Bemis Co., Inc.                                                                         214
                                                                                                --------
             PAPER PRODUCTS (0.4%)
     4,300   Clearwater Paper Corp.*                                                                 211
     1,800   Domtar Corp.*                                                                           102
    66,500   International Paper Co.                                                               1,692
                                                                                                --------
                                                                                                   2,005
                                                                                                --------
             SPECIALTY CHEMICALS (0.4%)
     9,300   A. Schulman, Inc.                                                                       152
    10,900   Cytec Industries, Inc.                                                                  370
    23,400   Lubrizol Corp.                                                                        1,697
    18,900   Omnova Solutions, Inc.*                                                                 125
                                                                                                --------
                                                                                                   2,344
                                                                                                --------
             STEEL (0.1%)
     3,800   Commercial Metals Co.                                                                    61
    10,400   Reliance Steel & Aluminum Co.                                                           425
                                                                                                --------
                                                                                                     486
                                                                                                --------
             Total Materials                                                                       7,618
                                                                                                --------

             TELECOMMUNICATION SERVICES (1.1%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
   129,800   AT&T, Inc.(a)                                                                         3,497
       800   HickoryTech Corp.                                                                         7
    78,200   Qwest Communications International, Inc.                                                285
    44,200   Verizon Communications, Inc.(a)                                                       1,390
                                                                                                --------
                                                                                                   5,179
                                                                                                --------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    45,200   Sprint Nextel Corp.*                                                                    168
    11,200   Telephone & Data Systems, Inc.                                                          341
    18,600   USA Mobility, Inc.                                                                      186
                                                                                                --------
                                                                                                     695
                                                                                                --------
             Total Telecommunication Services                                                      5,874
                                                                                                --------

             UTILITIES (1.1%)
             ----------------
             ELECTRIC UTILITIES (0.6%)
     1,900   Entergy Corp.                                                                           150
    44,400   Exelon Corp.                                                                          2,139
    29,000   FirstEnergy Corp.                                                                     1,249
                                                                                                --------
                                                                                                   3,538
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             GAS UTILITIES (0.1%)
     7,900   National Fuel Gas Co.                                                              $    370
                                                                                                --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    10,500   Constellation Energy Group, Inc.                                                        334
    16,100   NRG Energy, Inc.*                                                                       386
                                                                                                --------
                                                                                                     720
                                                                                                --------
             MULTI-UTILITIES (0.3%)
    11,900   Dominion Resources, Inc.                                                                433
    23,900   MDU Resources Group, Inc.(a)                                                            540
    20,700   Public Service Enterprise Group, Inc.                                                   649
                                                                                                --------
                                                                                                   1,622
                                                                                                --------
             Total Utilities                                                                       6,250
                                                                                                --------
             Total Common Stocks (cost: $167,241)                                                190,392
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
--------------------------------------------------------------------------------------------------------

             PREFERRED SECURITIES (1.0%)

             CONSUMER STAPLES (0.3%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.3%)
    20,000   Dairy Farmers of America, Inc., 7.88%,
               cumulative redeemable, perpetual(c)                                                 1,623
                                                                                                --------

             FINANCIALS (0.7%)
             -----------------
             LIFE & HEALTH INSURANCE (0.4%)
    65,000   Delphi Financial Group, Inc., 7.38%, perpetual                                        1,135
    60,000   Delphi Financial Group, Inc., 8.00%                                                   1,353
                                                                                                --------
                                                                                                   2,488
                                                                                                --------
             REINSURANCE (0.3%)
     1,500   Ram Holdings Ltd., 7.50%, non-cumulative, perpetual*                                     97
    $2,000   Swiss Re Capital I LP, 6.85%, perpetual(c)                                            1,483
                                                                                                --------
                                                                                                   1,580
                                                                                                --------
             THRIFTS & MORTGAGE FINANCE (0.0%)
     5,000   Washington Mutual Capital Trust, 5.38%,
               cumulative convertible, perpetual*                                                     43
                                                                                                --------
             Total Financials                                                                      4,111
                                                                                                --------

================================================================================

26  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             GOVERNMENT (0.0%)
             -----------------
             U.S. GOVERNMENT (0.0%)
    40,000   Fannie Mae, 8.25%, perpetual                                                       $     32
    40,000   Freddie Mac, 8.38%, perpetual                                                            33
                                                                                                --------
             Total Government                                                                         65
                                                                                                --------
             Total Preferred Securities (cost: $9,213)                                             5,799
                                                                                                --------

             EXCHANGE-TRADED FUNDS (17.9%)
 1,267,008   iShares MSCI EAFE Index Fund(a)                                                      70,218
   268,322   SPDR Trust Series 1                                                                  29,483
                                                                                                --------
             Total Exchange-Traded Funds (cost: $113,124)                                         99,701
                                                                                                --------
             WARRANTS (0.0%)

             CONSUMER DISCRETIONARY (0.0%)
             -----------------------------
             RESTAURANTS (0.0%)
     1,356   Krispy Kreme Doughnuts, Inc.* (cost: $0)                                                  -
                                                                                                --------
             Total Equity Securities (cost: $289,578)                                            295,892
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                           COUPON
(000)        SECURITY                                             RATE         MATURITY
--------------------------------------------------------------------------------------------------------

             BONDS (37.1%)

             CORPORATE OBLIGATIONS (19.0%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
   $ 1,000   Kellwood Co.(d)                                     12.88%       12/31/2011             530
     1,000   Kellwood Co.                                         7.63        10/15/2017             360
                                                                                                --------
             Total Consumer Discretionary                                                            890
                                                                                                --------
             CONSUMER STAPLES (0.5%)
             -----------------------
             DRUG RETAIL (0.5%)
     3,000   CVS Caremark Corp.                                   6.30         6/01/2037           2,581
                                                                                                --------
             ENERGY (0.5%)
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     3,059   Enbridge Energy Partners, LP                         8.05        10/01/2037           2,910
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                           COUPON                            VALUE
(000)        SECURITY                                             RATE         MATURITY            (000)
--------------------------------------------------------------------------------------------------------

             FINANCIALS (14.3%)
             ------------------
             CONSUMER FINANCE (0.9%)
   $ 1,000   American Express Co.                                 6.80%        9/01/2066        $    855
     2,000   Capital One Financial Corp.                          7.69         8/15/2036           1,720
     3,000   General Motors Acceptance Corp.(a)                   6.75        12/01/2014           2,662
                                                                                                --------
                                                                                                   5,237
                                                                                                --------
             DIVERSIFIED BANKS (1.5%)
     1,000   Comerica Capital Trust II                            6.58         2/20/2037             755
     1,000   Emigrant Bancorp, Inc.(c)                            6.25         6/15/2014             419
     2,500   First Tennessee Bank, N.A.                           5.65         4/01/2016           2,232
     2,000   Manufacturers & Traders Trust Co.                    5.63        12/01/2021           1,640
     2,000   USB Realty Corp.(c)                                  6.09                 -(e)        1,400
     1,000   Wachovia Capital Trust III                           5.80(f)              -(e)          695
     1,000   Wells Fargo Capital XIII                             7.70                 -(e)          915
                                                                                                --------
                                                                                                   8,056
                                                                                                --------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
     1,500   Brascan Corp.(g)                                     7.13         6/15/2012           1,552
                                                                                                --------
             INVESTMENT BANKING & BROKERAGE (0.6%)
     1,000   First Republic Bank Corp.                            7.75         9/15/2012           1,100
     3,000   Goldman Sachs Capital II                             5.79                 -(e)        2,220
                                                                                                --------
                                                                                                   3,320
                                                                                                --------
             LIFE & HEALTH INSURANCE (1.8%)
     1,000   Great-West Life & Annuity Insurance Co.(c)           7.15         5/16/2046             820
     2,500   Lincoln National Corp.                               7.00         5/17/2066           1,950
     1,000   MetLife Capital Trust X(c)                           9.25         4/08/2038           1,050
     1,000   MetLife, Inc.                                       10.75         8/01/2069           1,203
     1,000   Nationwide Mutual Insurance Co.                      5.81        12/15/2024             790
     2,000   Prudential Financial, Inc.                           8.88         6/15/2038           2,080
     3,000   StanCorp Financial Group, Inc.(a)                    6.90         6/01/2067           2,152
                                                                                                --------
                                                                                                  10,045
                                                                                                --------
             MULTI-LINE INSURANCE (2.1%)
     3,500   Genworth Financial, Inc.                             6.15        11/15/2066           2,266
     4,000   Glen Meadow(c)                                       6.51         2/12/2067           3,010
     2,964   ILFC E-Capital Trust I(c)                            5.90        12/21/2065           1,393
     2,000   ILFC E-Capital Trust II(c)                           6.25        12/21/2065             940
     4,000   Oil Casualty Insurance Ltd.(c)                       8.00         9/15/2034           2,681
     2,000   Oil Insurance Ltd.(c)                                7.56                 -(e)        1,624
                                                                                                --------
                                                                                                  11,914
                                                                                                --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
     2,000   General Electric Capital Corp.                       6.38        11/15/2067           1,647
                                                                                                --------

================================================================================

28  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                           COUPON                            VALUE
(000)        SECURITY                                             RATE         MATURITY            (000)
--------------------------------------------------------------------------------------------------------

             PROPERTY & CASUALTY INSURANCE (1.6%)
   $ 2,000   Allstate Corp.                                       6.13%        5/15/2037        $  1,685
     1,500   Fund American Companies, Inc.(a)                     5.88         5/15/2013           1,495
     3,000   Progressive Corp.                                    6.70         6/15/2037           2,554
     1,000   RLI Corp.(a)                                         5.95         1/15/2014           1,004
     2,500   Travelers Companies, Inc.                            6.25         3/15/2037           2,268
                                                                                                --------
                                                                                                   9,006
                                                                                                --------
             REGIONAL BANKS (2.6%)
     1,000   Cullen/Frost Bankers, Inc.(a)                        5.75         2/15/2017             937
     3,000   Fifth Third Capital Trust IV                         6.50         4/15/2037           2,115
     2,000   Fulton Capital Trust I                               6.29         2/01/2036           1,319
     4,000   Huntington Capital III                               6.65         5/15/2037           2,442
     1,000   National City Preferred Capital Trust I             12.00                 -(e)        1,146
     2,000   PNC Preferred Funding Trust(c)                       6.52                 -(e)        1,438
     2,000   Regions Financing Trust II                           6.63         5/15/2047           1,308
       500   Susquehanna Bancshares, Inc.                         2.10(f)      5/01/2014             309
     1,000   TCF National Bank                                    5.50         2/01/2016             851
     3,500   Webster Capital Trust IV                             7.65         6/15/2037           2,187
     1,000   Zions Bancorp                                        5.50        11/16/2015             696
                                                                                                --------
                                                                                                  14,748
                                                                                                --------
             REITs - INDUSTRIAL (0.3%)
     1,500   ProLogis(a)                                          2.25         4/01/2037           1,393
                                                                                                --------
             REITs - OFFICE (0.2%)
     1,000   Brandywine Operating Partnership, LP                 5.70         5/01/2017             908
                                                                                                --------
             REITs - RETAIL (1.3%)
     2,500   Developers Diversified Realty Corp.(a)               3.50         8/15/2011           2,394
     3,000   New Plan Excel Realty Trust, Inc.(a)                 5.13         9/15/2012           2,186
     1,000   New Plan Excel Realty Trust, Inc.,
               acquired 2/20/2009; cost $340(h)                   7.68        11/02/2026             681
     2,000   Pan Pacific Retail Properties, Inc.(a)               7.95         4/15/2011           2,090
                                                                                                --------
                                                                                                   7,351
                                                                                                --------
             REITs - SPECIALIZED (0.4%)
     1,000   Hospitality Properties Trust                         5.13         2/15/2015             914
     1,500   Ventas Realty, LP                                    6.75         4/01/2017           1,433
                                                                                                --------
                                                                                                   2,347
                                                                                                --------
             SPECIALIZED FINANCE (0.2%)
     2,000   Financial Security Assurance Holdings Ltd.(c)        6.40        12/15/2066           1,230
     1,000   Syncora Holdings Ltd.(i)                             6.88                 -(e)            -
                                                                                                --------
                                                                                                   1,230
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                           COUPON                            VALUE
(000)        SECURITY                                             RATE         MATURITY            (000)
--------------------------------------------------------------------------------------------------------

             THRIFTS & MORTGAGE FINANCE (0.2%)
   $ 1,000   Sovereign Bank                                       2.35%(f)     6/20/2013        $    983
     1,000   Washington Mutual Preferred Funding
               Trust I(c),(j)                                     6.53                 -(e)           10
     1,000   Washington Mutual Preferred Funding
               Trust IV(c),(j)                                    9.75                 -(e)           10
                                                                                                --------
                                                                                                   1,003
                                                                                                --------
             Total Financials                                                                     79,757
                                                                                                --------

             INDUSTRIALS (0.4%)
             ------------------
             AIRLINES (0.2%)
     1,154   America West Airlines, Inc. Pass-Through
               Trust (INS)                                        7.93         1/02/2019           1,037
                                                                                                --------
             INDUSTRIAL CONGLOMERATES (0.2%)
     2,000   Textron Financial Corp.(c)                           6.00         2/15/2067           1,410
                                                                                                --------
             Total Industrials                                                                     2,447
                                                                                                --------

             UTILITIES (3.1%)
             ----------------
             ELECTRIC UTILITIES (1.8%)
     1,040   Cedar Brakes II, LLC(c)                              9.88         9/01/2013           1,065
     1,000   FPL Group Capital, Inc.                              6.35        10/01/2066             919
     1,000   FPL Group Capital, Inc.                              6.65         6/15/2067             929
     2,920   Homer City Funding, LLC                              8.14        10/01/2019           2,788
       617   Oglethorpe Power Corp.(a)                            6.97         6/30/2011             625
       237   Power Contract Financing, LLC(c)                     6.26         2/01/2010             238
     2,500   PPL Capital Funding, Inc.                            6.70         3/30/2067           2,172
     1,000   West Penn Power Co.                                  6.63         4/15/2012           1,095
                                                                                                --------
                                                                                                   9,831
                                                                                                --------
             GAS UTILITIES (0.1%)
     1,000   Southern Union Co.                                   7.20        11/01/2066             835
                                                                                                --------
             MULTI-UTILITIES (1.2%)
     2,500   Dominion Resources, Inc.                             7.50         6/30/2066           2,466
     2,000   Integrys Energy Group, Inc.                          6.11        12/01/2066           1,672
     1,325   Puget Sound Energy, Inc.                             6.97         6/01/2067           1,171
     1,500   Wisconsin Energy Corp.                               6.25         5/15/2067           1,326
                                                                                                --------
                                                                                                   6,635
                                                                                                --------
             Total Utilities                                                                      17,301
                                                                                                --------
             Total Corporate Obligations (cost: $97,402)                                         105,886
                                                                                                --------

             EURODOLLAR AND YANKEE OBLIGATIONS (3.6%)

             ENERGY (0.6%)
             -------------
             INTEGRATED OIL & GAS (0.5%)
       267   PEMEX Finance Ltd.                                   8.88        11/15/2010             278
     2,500   Trans-Canada Pipelines Ltd.(a)                       6.35         5/15/2067           2,343
                                                                                                --------
                                                                                                   2,621
                                                                                                --------

================================================================================

30  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                           COUPON                            VALUE
(000)        SECURITY                                             RATE         MATURITY            (000)
--------------------------------------------------------------------------------------------------------

             OIL & GAS DRILLING (0.1%)
   $   764   Delek & Avner-Yam Tethys Ltd.(c)                     5.33%        8/01/2013        $    764
                                                                                                --------
             Total Energy                                                                          3,385
                                                                                                --------

             FINANCIALS (2.6%)
             -----------------
             DIVERSIFIED BANKS (0.6%)
     2,000   BayernLB Capital Trust I                             6.20                 -(e)          840
     1,000   BNP Paribas Capital Trust(c)                         9.00                 -(e)          990
     1,000   BOI Capital Funding Number 3, LP(c)                  6.11                 -(e)          425
     1,000   Landsbanki Islands hf, acquired 10/12/2007;
               cost $1,000(c),(h),(j)                             7.43                 -(e)            3
     2,000   Royal Bank of Scotland Group plc                     7.64                 -(e)          936
                                                                                                --------
                                                                                                   3,194
                                                                                                --------
             DIVERSIFIED CAPITAL MARKETS (0.3%)
     2,000   UBS Preferred Funding Trust I                        8.62(f)              -(e)        1,800
                                                                                                --------
             MULTI-LINE INSURANCE (0.4%)
     2,625   ING Capital Funding Trust III                        8.44                 -(e)        2,238
                                                                                                --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
     1,000   ZFS Finance USA Trust II(c)                          6.45        12/15/2065             875
                                                                                                --------
             PROPERTY & CASUALTY INSURANCE (0.2%)
     1,000   Allied World Assurance Holdings Ltd.                 7.50         8/01/2016           1,076
                                                                                                --------
             REGIONAL BANKS (0.3%)
     2,000   Glitnir Banki hf, acquired 9/11/06 and 10/18/06;
              cost $2,034(c),(h),(j)                              7.45                 -(e)            5
     2,000   Unicredito Italiano Capital Trust II(c)              9.20                 -(e)        1,900
                                                                                                --------
                                                                                                   1,905
                                                                                                --------
             REINSURANCE (0.5%)
     1,500   Max USA Holdings Ltd.(c)                             7.20         4/14/2017           1,269
     1,500   Platinum Underwriters Finance, Inc.(a)               7.50         6/01/2017           1,510
                                                                                                --------
                                                                                                   2,779
                                                                                                --------
             SPECIALIZED FINANCE (0.1%)
     1,000   QBE Insurance Group Ltd.(c)                          5.65         7/01/2023             864
                                                                                                --------
             Total Financials                                                                     14,731
                                                                                                --------

             MATERIALS (0.4%)
             ----------------
             DIVERSIFIED METALS & MINING (0.4%)
     1,000   Glencore Finance S.A.                                8.00                 -(e)          935
     1,000   Glencore Funding, LLC(c)                             6.00         4/15/2014             993
                                                                                                --------
             Total Materials                                                                       1,928
                                                                                                --------
             Total Eurodollar and Yankee Obligations (cost: $23,094)                              20,044
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                           COUPON                            VALUE
(000)        SECURITY                                             RATE         MATURITY            (000)
--------------------------------------------------------------------------------------------------------

             ASSET-BACKED SECURITIES (5.4%)

             FINANCIALS (5.4%)
             -----------------
             ASSET-BACKED FINANCING (5.4%)
   $   226   Aerco Ltd.(c)                                        0.76%(f)     7/15/2025        $    227
     2,000   AESOP Funding II, LLC(a),(c)                         0.46(f)      3/20/2012           1,908
     1,500   AESOP Funding II, LLC(c)                             9.31        10/20/2013           1,682
       155   Airport Airplanes                                    0.61(f)      3/15/2019             147
     1,000   American Express Credit Account Master Trust         0.51(f)      9/15/2014             949
     1,000   American Express Credit Account Master Trust(c)      0.59(f)      9/15/2016             919
       383   AmeriCredit Automobile Receivables Trust             1.99(f)      1/12/2012             384
     1,000   AmeriCredit Automobile Receivables Trust             6.96        10/14/2014           1,062
     1,000   Bank One Issuance Trust                              4.77         2/16/2016           1,014
     2,000   Bank One Issuance Trust                              1.04(f)      2/15/2017           1,839
       462   Capital One Auto Finance Trust (INS)                 4.71         6/15/2012             466
       941   Capital One Auto Finance Trust                       0.27(f)      5/15/2013             927
     2,290   Capital One Multi-Asset Execution Trust(a)           6.00         8/15/2013           2,334
     1,000   Citibank Credit Card Issuance Trust                  6.30         6/20/2014           1,031
     1,220   CPS Auto Receivables Trust (INS)(a)                  6.48         7/15/2013           1,262
     1,500   Credit Acceptance Auto Loan Trust(c),(i),(k)         5.68         5/15/2017           1,500
     1,000   Detroit Edison Securitization Funding, LLC(a)        6.42         3/01/2015           1,119
     1,000   GE Equipment Midticket, LLC                          0.56(f)      9/15/2017             822
       500   Hertz Vehicle Financing, LLC(c)                      5.01         2/25/2011             502
     1,000   Hertz Vehicle Financing, LLC(c)                      5.08        11/25/2011           1,022
       700   HSBC Automotive Trust                                4.94        11/19/2012             704
     2,000   HSBC Private Label Credit Card Master Note Trust     0.35        12/16/2013           1,994
     1,000   Huntington Auto Trust(c)                             4.81         4/16/2012           1,027
     1,000   MBNA Master Credit Card Note Trust                   6.80         7/15/2014           1,032
     1,500   Rental Car Finance Corp.(c)                          0.38(f)      7/25/2013           1,296
       940   SLM Student Loan Trust                               0.83(f)     10/25/2038             709
     1,500   Triad Automobile Receivables Owners Trust(a)         5.43         7/14/2014           1,524
       451   USXL Funding, LLC (INS)(c)                           5.38         4/15/2014             451
                                                                                                --------
             Total Financials                                                                     29,853
                                                                                                --------
             Total Asset-Backed Securities (cost: $27,121)                                        29,853
                                                                                                --------

             COMMERCIAL MORTGAGE SECURITIES (8.6%)

             FINANCIALS (8.6%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (8.6%)
     3,000   Banc of America Commercial Mortgage Trust            5.81         7/10/2044           2,351
       680   Banc of America Commercial Mortgage, Inc.            7.20         9/15/2032             683
     1,000   Banc of America Commercial Mortgage, Inc.            5.11(f)     11/10/2042             575
     1,205   Banc of America Commercial Mortgage, Inc.            4.95         7/10/2043             813
     2,000   Banc of America Commercial Mortgage, Inc.            5.77(f)      5/10/2045           1,428

================================================================================

32  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                           COUPON                            VALUE
(000)        SECURITY                                             RATE         MATURITY            (000)
--------------------------------------------------------------------------------------------------------

   $ 2,643   Banc of America Commercial Mortgage, Inc.(a)         5.18%       10/10/2045        $  2,372
     1,000   Banc of America Commercial Mortgage, Inc.            5.68         7/10/2046             797
     2,429   Banc of America Commercial Mortgage, Inc.(a)         5.18(f)      9/10/2047           2,196
       319   Bear Stearns Commercial Mortgage Securities, Inc.    4.00         3/13/2040             323
     1,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.69         6/11/2050             876
     1,000   Citigroup Commercial Mortgage Trust                  5.23(f)      7/15/2044             598
     2,000   Citigroup Commercial Mortgage Trust                  6.10        12/10/2049           1,545
     3,000   Commercial Mortgage Loan Trust(a)                    6.02(f)     12/10/2049           2,208
     1,000   Credit Suisse Commercial Mortgage Trust(f)           5.83         6/15/2038             875
     3,000   Credit Suisse Commercial Mortgage Trust              6.22         2/15/2041           2,690
     1,000   Credit Suisse First Boston Mortgage
               Securities Corp.                                   5.10         8/15/2038             775
       821   Credit Suisse First Boston Mortgage
               Securities Corp.                                   7.17         5/17/2040             836
       469   Credit Suisse First Boston Mortgage
               Securities Corp.                                   7.55         4/15/2062             475
     1,675   G-Force, LLC(c)                                      5.16        12/25/2039           1,187
     1,000   GE Capital Commercial Mortgage Corp.(a)              6.07         6/10/2038           1,020
     1,000   GE Capital Commercial Mortgage Corp.                 5.33(f)     11/10/2045             212
     1,000   GE Capital Commercial Mortgage Corp.                 5.61        12/10/2049             650
     1,000   GMAC Commercial Mortgage Securities, Inc.            4.75         5/10/2043             888
     1,000   GMAC Commercial Mortgage Securities, Inc.(a)         4.81         5/10/2043             782
       287   Government Lease Trust(c)                            6.48         5/18/2011             296
     1,000   GS Mortgage Securities Corp. II(a)                   4.78         7/10/2039             777
     1,000   J.P. Morgan Chase Commercial
               Mortgage Securities Corp.(a)                       4.82         9/12/2037           1,009
     1,000   J.P. Morgan Chase Commercial
               Mortgage Securities Corp.                          4.99         9/12/2037             760
     1,500   J.P. Morgan Chase Commercial
               Mortgage Securities Corp.(a)                       5.81         6/12/2043           1,437
     1,000   J.P. Morgan Chase Commercial
               Mortgage Securities Corp.                          5.33(f)     12/15/2044             647
     1,000   J.P. Morgan Chase Commercial
               Mortgage Securities Corp.                          5.33(f)     12/15/2044             593
     1,500   Merrill Lynch Mortgage Trust                         5.23(f)     11/12/2037           1,307
     1,000   Merrill Lynch Mortgage Trust                         5.83(f)      6/12/2050             842
     2,000   Merrill Lynch Mortgage Trust                         5.69         2/12/2051           1,756
     1,000   ML-CFC Commercial Mortgage Trust                     5.42         8/12/2048             645
     1,500   ML-CFC Commercial Mortgage Trust                     5.96(f)      8/12/2049           1,119
     1,500   ML-CFC Commercial Mortgage Trust                     5.70         9/12/2049           1,193
       878   Morgan Stanley Capital I, Inc.                       5.15         8/13/2042             569
       723   Morgan Stanley Capital I, Inc.                       5.17         8/13/2042             448
     2,000   Morgan Stanley Capital I, Inc.                       5.81        12/12/2049           1,815
     1,500   Mortgage Capital Funding, Inc.(a)                    7.09(f)      6/18/2030           1,489
     2,000   Prudential Mortgage Capital Funding, LLC(a)          6.76         5/10/2034           2,080
     2,000   Wachovia Bank Commercial Mortgage Trust              5.42         1/15/2045           1,894
                                                                                                --------
                                                                                                  47,831
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                           COUPON                            VALUE
(000)        SECURITY                                             RATE         MATURITY            (000)
--------------------------------------------------------------------------------------------------------

             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
   $ 9,705   Greenwich Capital Commercial Funding Corp.,
               acquired 8/13/2003; cost $548(c),(h)               2.23%        1/11/2035        $     19
                                                                                                --------
             Total Financials                                                                     47,850
                                                                                                --------
             Total Commercial Mortgage Securities (cost: $43,116)                                 47,850
                                                                                                --------

             U.S. GOVERNMENT AGENCY ISSUES (0.0%)(n)

             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
     1,976   Government National Mortgage Assn. (cost: $22)       1.76         7/16/2010              22
                                                                                                --------
             U.S. TREASURY SECURITIES (0.0%)

             NOTES (0.0%)
       200   1.00%, 7/31/2011(o),(p) (cost: $200)                                                    202
                                                                                                --------
             MUNICIPAL BONDS (0.5%)

             CASINOS & GAMING (0.4%)
     2,000   Mashantucket (Western) Pequot Tribe,
               acquired 7/29/2005; cost $2,000(c),(h)             5.91         9/01/2021           1,100
     1,145   Seneca Nation of Indians Capital Improvements
               Auth.                                              6.75        12/01/2013           1,079
                                                                                                --------
                                                                                                   2,179
                                                                                                --------

             SPECIAL ASSESSMENT/TAX/FEE (0.1%)
       855   Erie County Tobacco Asset Securitization Corp.       6.00         6/01/2028             670
                                                                                                --------
             Total Municipal Bonds (cost: $3,972)                                                  2,849
                                                                                                --------
             Total Bonds (cost: $194,927)                                                        206,706
                                                                                                --------

             MONEY MARKET INSTRUMENTS (9.5%)

             COMMERCIAL PAPER (2.0%)

             CONSUMER DISCRETIONARY (0.6%)
             -----------------------------
             BROADCASTING (0.6%)
     3,548   Time Warner Cable, Inc.(c),(m)                       0.30        12/03/2009           3,548
                                                                                                --------
             FINANCIALS (0.5%)
             -----------------
             ASSET-BACKED FINANCING (0.5%)
     2,664   Working Capital Management Co.(c),(m)                0.25        12/02/2009           2,664
                                                                                                --------
             UTILITIES (0.9%)
             ----------------
             GAS UTILITIES (0.9%)
     5,000   AGL Capital Corp.(c),(m)                             0.25        12/07/2009           4,999
                                                                                                --------
             Total Commercial Paper                                                               11,211
                                                                                                --------

================================================================================

34  | USAA BALANCED STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                                                             VALUE
(000)        SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------

             U.S. TREASURY BILLS (1.2%)
   $ 6,625   1.01%, 3/18/2010(o),(p)                                                            $  6,624
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------

             MONEY MARKET FUNDS (6.3%)
35,039,862   State Street Institutional Liquid Reserve Fund, 0.19%(l),(p)                         35,040
                                                                                                --------
             Total Money Market Instruments (cost: $52,873)                                       52,875
                                                                                                --------

             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (0.6%)

             MONEY MARKET FUNDS (0.5%)
 3,127,824   BlackRock Liquidity Funds TempFund, 0.15%(l)                                          3,128
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------------

             REPURCHASE AGREEMENTS (0.1%)
      $200   Credit Suisse First Boston LLC, 0.16%, acquired on 11/30/2009 and due 12/01/2009 at $200 (collateralized by $200 of
               Fannie Mae(n), 0.10%(q), due 5/12/2010; market value $205)                            200
       200   Deutsche Bank Securities, Inc., 0.16%, acquired on 11/30/2009 and due 12/01/2009 at $200 (collateralized by $200 of U.S. Treasury,
               2.75%, due 10/31/2013; market value $204)                                             200
                                                                                                --------
             Total Repurchase Agreements                                                             400
                                                                                                --------
             Total Short-term Investments Purchased With Cash
               Collateral From Securities Loaned (cost: $3,528)                                    3,528
                                                                                                --------

             TOTAL INVESTMENTS (COST: $540,906)                                                 $559,001
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF CONTRACTS  SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

              PURCHASED OPTIONS (0.1%)
       594    Put - Russell 2000 Index expiring December 19, 2009 at 550                        $    362
       899    Put - S&P 500 Index expiring December 19, 2009 at 980                                  198
                                                                                                --------

              TOTAL PURCHASED OPTIONS (COST: $831)                                              $    560
                                                                                                ========

              WRITTEN OPTIONS (0.2%)
      (535)   Call - Russell 2000 Index expiring December 19, 2009 at 620                            (93)
      (899)   Call - S&P 500 Index expiring December 19, 2009 at 1,110                            (1,115)
      (899)   Put - S&P 500 Index expiring December 19, 2009 at 890                                  (63)
                                                                                                --------

              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $2,911)                                 $ (1,271)
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
NUMBER OF                                                             CONTRACT             APPRECIATION/
CONTRACTS                                         EXPIRATION            VALUE             (DEPRECIATION)
LONG/(SHORT)  SECURITY                               DATE               (000)                      (000)
--------------------------------------------------------------------------------------------------------

              FUTURES (0.0%)
       586    Russell 2000 Mini Index Futures     12/18/2009           $33,941                  $   (209)
        40    S&P 500 E Mini Index Futures        12/18/2009             2,189                        47
                                                                       -------                  --------

              TOTAL FUTURES                                            $36,130                  $   (162)
                                                                       =======                  ========

================================================================================

36  | USAA BALANCED STRATEGY FUND

================================================================================

-----------------------------------------------------------------------------------------------
($ IN 000S)                                    VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------
                                        (LEVEL 1)          (LEVEL 2)      (LEVEL 3)
                                    QUOTED PRICES  OTHER SIGNIFICANT    SIGNIFICANT
                                IN ACTIVE MARKETS         OBSERVABLE   UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS             INPUTS         INPUTS       TOTAL
-----------------------------------------------------------------------------------------------

Equity Securities:
  Common Stocks                          $190,392           $      -         $    -    $190,392
  Preferred Securities                      1,428              4,371              -       5,799
  Exchange-Traded Funds                    99,701                  -              -      99,701
  Warrants                                      -                  -              -           -

Bonds:
  Corporate Obligations                         -            105,886              -     105,886
  Eurodollar and Yankee Obligations             -             20,044              -      20,044
  Asset-Backed Securities                       -             28,353          1,500      29,853
  Commercial Mortgage Securities                -             47,850              -      47,850
  U.S. Government Agency Issues                 -                 22              -          22
  U.S. Treasury Securities                      -                202              -         202
  Municipal Bonds                               -              2,849              -       2,849

Money Market Instruments:
  Commercial Paper                              -             11,211              -      11,211
  U.S. Treasury Bills                           -              6,624              -       6,624
  Money Market Funds                       35,040                  -              -      35,040

Short-Term Investments
  Purchased with Cash
  Collateral from Securities
  Loaned:
  Repurchase Agreements                         -                400              -         400
  Money Market Funds                        3,128                  -              -       3,128

Purchased Options                             560                  -              -         560
Futures*                                     (162)                 -              -        (162)
-----------------------------------------------------------------------------------------------
Total                                    $330,087           $227,812         $1,500    $559,399
-----------------------------------------------------------------------------------------------

* Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------
($ IN 000S)                                   VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------
                                        (LEVEL 1)          (LEVEL 2)      (LEVEL 3)
                                    QUOTED PRICES  OTHER SIGNIFICANT    SIGNIFICANT
                                IN ACTIVE MARKETS         OBSERVABLE   UNOBSERVABLE
LIABILITIES             FOR IDENTICAL LIABILITIES             INPUTS         INPUTS      TOTAL
-----------------------------------------------------------------------------------------------

Written Options                           $(1,271)                $-             $-     $(1,271)
-----------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3)
were used in determining value:

-----------------------------------------------------------------------------------------------
                                                                CORPORATE          ASSET-BACKED
                                                              OBLIGATIONS            SECURITIES
-----------------------------------------------------------------------------------------------

Balance as of May 31, 2009                                             $-                $    -
Net realized gain (loss)                                                -                     -
Change in net unrealized appreciation/depreciation                     (1)                    -
Net purchases (sales)                                                   -                 1,500
Transfers in and/or out of Level 3                                      1                     -
-----------------------------------------------------------------------------------------------
Balance as of November 30, 2009                                        $-                $1,500
-----------------------------------------------------------------------------------------------

================================================================================

38  | USAA BALANCED STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal
    100%. A category percentage of 0.0% represents less than 0.1% of net assets.
    Investments in foreign securities were 16.6% of net assets at November 30,
    2009.

    The Fund may rely on certain Securities and Exchange Commission (SEC)
    exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the
    U.S. capital markets.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) -- represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR       American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
              U.S. dollars.

    iShares   Exchange-traded funds, managed by Barclays Global Fund Advisors
              (BlackRock, Inc. effective December 1, 2009), that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

    REIT      Real estate investment trust

    SPDR      Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities
              exchanges.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

40  | USAA BALANCED STRATEGY FUND

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)     Principal and interest payments are insured by one of the
              following: AMBAC Assurance Corp., Financial Guaranty Insurance
              Co., or Financial Security Assurance Holdings Ltd. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a)  At November 30, 2009, the security, or a portion thereof, is segregated to cover the notional value of outstanding written call options.

    (b)  The security or a portion thereof was out on loan as of November 30,
         2009.

    (c)  Restricted security that is not registered under the Securities Act of
         1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by
         Rule 144A, and as such has been deemed liquid by USAA Investment
         Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (d)  Pay-in-kind (PIK) -- security in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The security issued with the interest or dividend payment option usually has the same terms, including maturity date, as the PIK securities.

    (e)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

    (f)  Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at November 30, 2009.

    (g)  At November 30, 2009, portions of these securities were segregated to cover delayed-delivery and/or when-issued purchases.

    (h)  Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at November 30, 2009, was $1,808,000, which represented
         0.3% of the Fund's net assets.

    (i)  Security was fair valued at November 30, 2009, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

    (j)  Currently the issuer is in default with respect to interest and/or principal payments.

    (k)  At November 30, 2009, the aggregate market value of securities purchased on a when-issued basis was $1,500,000.

    (l)  Rate represents the money market fund annualized seven-day yield at
         November 30, 2009.

    (m)  Commercial paper issued in reliance on the "private placement"
         exemption from registration afforded by Section 4(2) of the Securities
         Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the
         Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (n)  U.S. government agency issues -- mortgage-backed securities issued by
         Government National Mortgage Association (GNMA)

================================================================================

42  | USAA BALANCED STRATEGY FUND

================================================================================

         and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by government-sponsored enterprises, indicated with "+", are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S.
         government to purchase the government-sponsored enterprises'
         obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S.
         Treasury.

    (o)  Securities with a value of $6,826,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (p)  Security, or a portion thereof, is segregated to cover the value of open futures contracts at November 30, 2009.

    (q)  Zero-coupon security. Rate represents the effective yield at the date of purchase.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  43

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $3,315) (cost of $540,906)               $ 559,001
   Purchased options, at market value (cost of $831)                                  560
   Cash                                                                                62
   Receivables:
      Capital shares sold                                                             468
      USAA Investment Management Company (Note 6D)                                    748
      Dividends and interest                                                        4,007
      Securities sold                                                                   5
      Other                                                                            11
   Variation margin on futures contracts                                              333
                                                                                ---------
         Total assets                                                             565,195
                                                                                ---------
LIABILITIES
   Payables:
      Upon return of securities loaned                                              3,528
      Securities purchased                                                          1,500
      Capital shares redeemed                                                         413
   Written options, at market value (premiums received of $2,911)                   1,271
   Accrued management fees                                                            343
   Accrued transfer agent's fees                                                       12
   Other accrued expenses and payables                                                 91
                                                                                ---------
         Total liabilities                                                          7,158
                                                                                ---------
            Net assets applicable to capital shares outstanding                 $ 558,037
                                                                                =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $ 648,172
   Accumulated undistributed net investment income                                  3,586
   Accumulated net realized loss on investments, options, and
      futures transactions                                                       (113,023)
   Net unrealized appreciation of investments, options, and futures contracts      19,302
                                                                                ---------
            Net assets applicable to capital shares outstanding                 $ 558,037
                                                                                =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                     46,334
                                                                                =========
   Net asset value, redemption price, and offering price per share              $   12.04
                                                                                =========

See accompanying notes to financial statements.

================================================================================

44  | USAA BALANCED STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                           $  3,184
   Interest                                                              10,614
   Securities lending (net)                                                  72
                                                                       --------
         Total income                                                    13,870
                                                                       --------
EXPENSES
   Management fees                                                        1,841
   Administration and servicing fees                                        383
   Transfer agent's fees                                                  1,097
   Custody and accounting fees                                               99
   Postage                                                                   63
   Shareholder reporting fees                                                30
   Trustees' fees                                                             5
   Registration fees                                                         19
   Professional fees                                                         40
   Other                                                                     10
                                                                       --------
         Total expenses                                                   3,587
   Expenses reimbursed                                                   (1,031)
                                                                       --------
         Net expenses                                                     2,556
                                                                       --------
NET INVESTMENT INCOME                                                    11,314
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                        1,244
         Affiliated transactions (Note 8)                                  (228)
      Options                                                            (6,833)
      Futures transactions                                               12,516
   Change in net unrealized appreciation/depreciation of:
      Investments                                                        89,250
      Options                                                             1,053
      Futures contracts                                                  (7,229)
                                                                       --------
         Net realized and unrealized gain                                89,773
                                                                       --------
   Increase in net assets resulting from operations                    $101,087
                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 2009 (unaudited), and year ended
May 31, 2009

--------------------------------------------------------------------------------

                                                               11/30/2009      5/31/2009
----------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                         $ 11,314      $  18,908
   Net realized gain (loss) on investments                          1,016        (82,452)
   Net realized gain (loss) on options                             (6,833)         1,402
   Net realized gain (loss) on futures transactions                12,516        (20,082)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                  89,250        (77,587)
      Options                                                       1,053            196
      Futures contracts                                            (7,229)         4,780
                                                                 -----------------------
      Increase (decrease) in net assets
         resulting from operations                                101,087       (154,835)
                                                                 -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (11,148)       (17,911)
   Net realized gains                                                   -            (78)
                                                                 -----------------------
       Distributions to shareholders                              (11,148)       (17,989)
                                                                 -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       45,830         89,126
   Reinvested dividends                                            11,037         17,794
   Cost of shares redeemed                                        (38,753)      (106,338)
                                                                 -----------------------
      Increase in net assets from capital share transactions       18,114            582
                                                                 -----------------------
   Capital contribution from USAA Transfer Agency Company               -             40
                                                                 -----------------------
   Net increase (decrease) in net assets                          108,053       (172,202)
NET ASSETS
   Beginning of period                                            449,984        622,186
                                                                 -----------------------
   End of period                                                 $558,037      $ 449,984
                                                                 =======================
Accumulated undistributed net investment income:
   End of period                                                 $  3,586      $   3,420
                                                                 =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      4,120          8,741
   Shares issued for dividends reinvested                           1,015          1,730
   Shares redeemed                                                 (3,455)       (10,214)
                                                                 -----------------------
      Increase in shares outstanding                                1,680            257
                                                                 =======================

See accompanying notes to financial statements.

================================================================================

46  | USAA BALANCED STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this semiannual report pertains only to the USAA
Balanced Strategy Fund (the Fund), which is classified as diversified under the
1940 Act. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A.  SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1.  Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2.  Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management
        Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The
        Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the
        Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE.
        Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3.  Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4.  Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    5.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

48  | USAA BALANCED STRATEGY FUND

================================================================================

    6.  Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    7.  Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's
        Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    8.  Repurchase agreements are valued at cost, which approximates market value.

    9.  Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the
        Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the
        Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

        any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B.  FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices
    (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the
    Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

50  | USAA BALANCED STRATEGY FUND

================================================================================

C.  DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- On December 1, 2008, the
    Fund adopted an accounting standard that requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements, if any.

    The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.
    Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period.
    Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves selling index call or corresponding

================================================================================

52  | USAA BALANCED STRATEGY FUND

================================================================================

    ETF options and purchasing index put or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the
    Fund's volatility. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on securities indexes or corresponding ETF options are different from options on individual securities in that the holder of the index options contract has the right to receive an amount of cash equal to the difference between the exercise price and the closing price of the underlying index on exercise date. If an option on an index is exercised, the realized gain or loss is determined from the exercise price, the value of the underlying index, and the amount of the premium.

FAIR VALUES OF DERIVATIVE INSTRUMENTS
(IN THOUSANDS)

ASSETS                                 11/30/2009                        5/31/2009
---------------------------------------------------------------------------------------------
                             STATEMENT OF                      STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                        ASSETS AND
FOR AS HEDGING INSTRUMENTS   LIABILITIES                       LIABILITIES
UNDER STATEMENT 133          LOCATION             FAIR VALUE   LOCATION            FAIR VALUE
---------------------------------------------------------------------------------------------

Equity contracts             Purchased options;      $398*     Purchased options;    $8,323*
                             Net unrealized                    Net unrealized
                             appreciation of                   depreciation of
                             investments,                      investments,
                             options, and                      options, and
                             futures contracts                 futures contracts
---------------------------------------------------------------------------------------------

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

LIABILITIES                            11/30/2009                        5/31/2009
---------------------------------------------------------------------------------------------
                             STATEMENT OF                      STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                        ASSETS AND
FOR AS HEDGING INSTRUMENTS   LIABILITIES                       LIABILITIES
UNDER STATEMENT 133          LOCATION             FAIR VALUE   LOCATION            FAIR VALUE
---------------------------------------------------------------------------------------------

Equity contracts             Written options        $1,271     Payables:              $774
                                                               Written options
---------------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF CHANGES IN NET
    ASSETS DURING THE SIX-MONTH PERIODS ENDED NOVEMBER 30, 2009, AND MAY 31,
    2009*
   (IN THOUSANDS)

DERIVATIVES
NOT ACCOUNTED
FOR AS HEDGING     STATEMENT OF                                         CHANGE IN UNREALIZED
INSTRUMENTS        CHANGES IN                                           APPRECIATION
UNDER              NET ASSETS                REALIZED GAIN (LOSS)       (DEPRECIATION) ON
STATEMENT 133      LOCATION                  ON DERIVATIVES             DERIVATIVES
----------------------------------------------------------------------------------------------

                                             11/30/2009  5/31/2009*     11/30/2009  5/31/2009*
----------------------------------------------------------------------------------------------

Equity contracts   Net realized gain           $5,683     $(19,041)      $(6,176)    $20,790
                   (loss) on options and
                   futures transactions/
                   change in net
                   unrealized
                   appreciation/
                   depreciation
                   of options and
                   futures contracts
----------------------------------------------------------------------------------------------

*The statement of changes reflects the year ended May 31, 2009, while the schedule reflects the period December 1, 2008 - May 31, 2009. This accounting standard was effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

D.  FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders.
    Therefore, no federal income tax provision is required.

E.  INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F.  REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers.

================================================================================

54  | USAA BALANCED STRATEGY FUND

================================================================================

    These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's
    Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G.  FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1.  Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2.  Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery
    and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of November 30, 2009, net outstanding delayed-delivery commitments, including interest purchased, for the Fund were $1,500,000, all of which were when-issued securities.

I.  EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the
    Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended November 30,
    2009, the Fund incurred custodian and other bank credits of less than $500.
    For the six-month period ended November 30, 2009, the Fund did not incur any brokerage commission recapture credits.

J.  INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising

================================================================================

56  | USAA BALANCED STRATEGY FUND

================================================================================

    out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the
    Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K.  USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from
CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total
(in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was
0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended November 30, 2009, the Fund paid CAPCO facility fees of $1,000, which represents 1.2% of the total fees paid to CAPCO by the
USAA funds. The Fund had no borrowings under this agreement during the six-month period ended November 30, 2009.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of May 31, 2010, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2009, the Fund had capital loss carryovers of $58,135,000, for federal income tax purposes, which, if not offset by subsequent capital gains, will expire in 2017. It is unlikely that the Trust's
Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period ended November 30, 2009, the Fund did not incur any income tax, interest, or penalties. As of November 30, 2009, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended May 31, 2006, through May 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2009, were
$251,988,000 and $234,108,000, respectively.

As of November 30, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

58  | USAA BALANCED STRATEGY FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of November 30,
2009, were $55,321,000 and $37,497,000, respectively, resulting in net unrealized appreciation of $17,824,000.

For the six-month period ended November 30, 2009, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                       NUMBER OF        RECEIVED
                                                       CONTRACTS         (000's)
                                                       -------------------------
Outstanding at May 31, 2009                              2,986          $ 1,841
Options written                                          8,305            7,939
Options terminated in closing purchase transactions     (5,319)          (4,865)
Options expired                                         (3,639)          (2,004)
                                                        ------------------------
Outstanding at November 30, 2009                         2,333          $ 2,911
                                                        ========================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global
Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned.
Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction.
Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

than the amount of cash collateral required to be returned to the borrower.
Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the
Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended November 30, 2009, the Fund received securities-lending income of $72,000, which is net of the 20% income retained by Wachovia. As of November 30, 2009, the Fund loaned securities having a fair market value of approximately $3,315,000 and received cash collateral of
$3,528,000 for the loans, which was invested in short-term investments, as noted
in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A.  MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the
    Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the
    Fund's assets, subject to the authority of and supervision by the Trust's
    Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the
    Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the
    Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced

================================================================================

60  | USAA BALANCED STRATEGY FUND

================================================================================

    Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX(1)             AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
    ---------------------------------------------------------------------------
    +/- 1.00% to 4.00%               +/- 0.04%
    +/- 4.01% to 7.00%               +/- 0.05%
    +/- 7.01% and greater            +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the
    Fund had overall negative returns during the performance period.

    For the six-month period ended November 30, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $1,841,000, which included a (0.03)% performance adjustment of $(76,000).

B.  SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Deutsche Investment Management Americas Inc.
    (DIMA) and Credit Suisse Securities (USA) LLC (CSSU) for its Volaris
    Volatility Management Group (Volaris Group), under which DIMA directs the investment and reinvestment of a portion of the Fund's assets invested in equity securities (as allocated from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    time to time by the Manager) and Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options
    (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays DIMA a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that DIMA manages.
    For the six-month period ended November 30, 2009, the Manager incurred subadvisory fees, paid or payable to DIMA, of $158,000.

    The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's
    Volaris Group manages in the USAA Balanced Strategy Fund, the USAA
    Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total
    Return Strategy Fund, and the USAA Global Opportunities Fund, in an annual amount of 0.23% on the first $50 million of the total notional amount;
    0.20% on the total notional amount over $50 million and up to $250 million;
    0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the six-month period ended November 30, 2009, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $83,000.

C.  ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended November 30, 2009, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $383,000.

    In addition to the services provided under its Administration and Servicing
    Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of

================================================================================

62  | USAA BALANCED STRATEGY FUND

================================================================================

    these expenses incurred by the Manager. For the six-month period ended
    November 30, 2009, the Fund reimbursed the Manager $12,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D.  EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the six-month period ended November 30, 2009, the Fund incurred reimbursable expenses of $1,031,000, of which $748,000 was receivable from the Manager.

E.  TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended November 30,
    2009, the Fund incurred transfer agent's fees, paid or payable to SAS, of
    $1,097,000.

F.  UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The
    Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended November 30, 2009, in accordance with affiliated transaction procedures approved by the Trust's Board

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                   COST TO         NET REALIZED
     SELLER               PURCHASER               PURCHASER       LOSS TO SELLER
--------------------------------------------------------------------------------
USAA Balanced         USAA High-Yield
  Strategy Fund         Opportunities Fund        $798,000          $(228,000)

(9) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through January 19, 2010, the date the financial statements were issued, and has determined there were no events that required recognition or disclosure in the
Fund's financial statements.

================================================================================

64  | USAA BALANCED STRATEGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                              YEAR ENDED MAY 31,
                            ---------------------------------------------------------------------------------------
                                2009             2009             2008          2007             2006          2005
                            ---------------------------------------------------------------------------------------

Net asset value at
 beginning of period        $  10.08         $  14.01         $  15.70      $  14.97         $  15.41      $  14.70
                            ---------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .25              .43              .38           .37              .34           .26
 Net realized and
  unrealized gain (loss)        1.96            (3.95)            (.96)         1.68              .26           .86
                            ---------------------------------------------------------------------------------------
Total from investment
 operations                     2.21            (3.52)            (.58)         2.05              .60          1.12
                            ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income          (.25)            (.41)            (.38)         (.38)            (.31)         (.25)
 Realized capital gains           --             (.00)(a)         (.73)         (.94)            (.73)         (.16)
                            ---------------------------------------------------------------------------------------
Total distributions             (.25)            (.41)           (1.11)        (1.32)           (1.04)         (.41)
                            ---------------------------------------------------------------------------------------
Net asset value at end
 of period                  $  12.04         $  10.08         $  14.01      $  15.70         $  14.97      $  15.41
                            =======================================================================================
Total return (%)*              22.16           (25.13)           (3.82)        14.28(b)          3.84          7.67
Net assets at end
 of period (000)            $558,037         $449,984         $622,186      $661,780         $634,124      $609,763
Ratios to average
 net assets:**
 Expenses (%)(c)                1.00(d)          1.00             1.00          1.00(b)          1.00          1.00
 Expenses, excluding
  reimbursements (%)(c)         1.40(d)          1.42             1.26          1.26(b)          1.27          1.29
 Net investment income (%)      4.42(d)          4.12             2.61          2.46             2.15          1.74
Portfolio turnover (%)            52              115              185(e)        179              153            68

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the six-month period ended November 30, 2009, average net assets were $510,237,000.
(a) Represents less than $0.01 per share.
(b) For the year ended May 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                (.00%)(+)        (.00%)(+)        (.00%)(+)     (.01%)         (.01%)        (.02%)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

November 30, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2009, through
November 30, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading
"Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may

================================================================================

66  | USAA BALANCED STRATEGY FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                   BEGINNING               ENDING                DURING PERIOD*
                                 ACCOUNT VALUE          ACCOUNT VALUE            JUNE 1, 2009 -
                                 JUNE 1, 2009         NOVEMBER 30, 2009        NOVEMBER 30, 2009
                                 ---------------------------------------------------------------

Actual                             $1,000.00             $1,221.60                   $5.57

Hypothetical
 (5% return before expenses)        1,000.00              1,020.05                    5.06

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 22.16% for the six-month period of June 1, 2009, through November 30, 2009.

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

TRUSTEES                               Christopher W. Claus
                                       Barbara B. Dreeben
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                         USAA Investment Management Company
INVESTMENT ADVISER,                    P.O. Box 659453
UNDERWRITER, AND                       San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "Products & Services"
SELF-SERVICE 24/7                      click "Investments," then
AT USAA.COM                            "Mutual Funds"

OR CALL                                Under "My Accounts" go to
(800) 531-USAA                         "Investments." View account balances,
        (8722)                         or click "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM;
and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                               --------------
       San Antonio, TX 78288                                     PRSRT STD
                                                               U.S. Postage
                                                                   PAID
                                                                   USAA
                                                              --------------

>> SAVE PAPER AND FUND COSTS
   At usaa.com click: MY DOCUMENTS
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   =============================================================================
   27804-0110                                (C)2010, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership  on the  Board  as  independent  directors.  Currently,  there  is no procedure for shareholders to recommend candidates to serve on the Board.

ITEM 11.  CONTROLS AND PROCEDURES

The principal  executive officer and principal  financial officer of USAA Mutual
Funds Trust  (Trust) have  concluded  that the Trust's  disclosure  controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized  and reported within the time periods  specified in the Securities  and Exchange  Commission's rules and forms,  based upon such  officers'  evaluation  of these  controls and procedures as of a date within 90 days of the filing date of the report.

There  were  no  significant  changes  or  corrective  actions  with  regard  to significant deficiencies or material weaknesses in the Trust's internal controls or in other  factors  that  could  significantly  affect  the  Trust's  internal controls  subsequent  to the date of their  evaluation.  The only  change to the procedures  was to  document  the  annual  disclosure  controls  and  procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit
        99.CERT.

(a)(3). Not Applicable.

(b).    Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit
        99.906CERT.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended November 30, 2009

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    01/26/2010
         ------------------------------

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    01/27/2010
         ------------------------------

By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    01/27/2010
         ------------------------------

*Print the name and title of each signing officer under his or her signature.